Exhibit 99.1

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

2013 GLOBAL LOSS TRIANGLES

Global Loss Development Triangle Cautionary Language

This report is for informational purposes only and is current only as of December 31, 2013. Allied World Assurance Company Holdings, AG (“Allied World”, the “Company”, “we”, “us” or “our”) is under no obligation (and expressly disclaims any such obligation) to update or revise this report, whether as a result of new information, future events or otherwise. Nothing contained in this report is or should be relied upon as a promise or representation as to the future. Although the loss development patterns disclosed in this report are an important factor in the process used to estimate loss reserve requirements, they are not the only factors considered in establishing reserves. The process for establishing reserves is subject to considerable variability and requires the use of informed estimates and judgments. Important details, such as specific loss development expectations for particular contracts, years or events, cannot be developed solely by analyzing the information provided in this report. In addition to analyzing loss development data, management incorporates additional information into the reserving process, such as pricing for insurance and reinsurance products as well as current market conditions. Readers must keep these and other qualifications more fully described in this report in mind when reviewing this information. Information presented in this report may differ materially from that reported in the Company’s financial statements prepared in accordance with accounting principles generally accepted in the United States due to differences in foreign exchange rates, exclusions, the impact of premium adjustments and other adjustments. This report is a supplement to the Company’s financial disclosures and should be read in conjunction with the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents on file with the U.S. Securities and Exchange Commission (the “SEC”). This report shall not be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this report reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements could be affected by pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the Company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in the Company’s filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

2013 GLOBAL LOSS TRIANGLES

I.	EXECUTIVE SUMMARY

Overview

A critical component of financial reporting for insurance and reinsurance companies is to accurately estimate potential losses and associated loss expenses on risks that have been insured or reinsured. This report is Allied World’s release of its Global Loss Triangles (“GLTs”) as of December 31, 2013. For your convenience, we have included a glossary beginning on page 43 of selected insurance and reinsurance terms.

We establish a reserve for losses and loss expenses to cover our estimated liability for the payment of all losses and loss expenses incurred with respect to earned premiums on the policies and treaties that we write. This reserve is a balance sheet liability representing estimates of losses and loss expenses we are required to pay for insured or reinsured claims that have occurred as of or before the balance sheet date.

The process of establishing loss reserves can be complex and is subject to considerable variability as it requires the use of judgment regarding numerous items, including future litigation trends, future inflation trends, new laws and regulations, attachment points and timing of payments. Actuarial estimates of these reserves are subject to potential errors of estimation, which could be significant, as they are based upon the outcomes of future events. The estimates are even more difficult for a company such as Allied World, as many of our casualty lines of business have relatively high attachment points (often exceeding $100 million) and relatively high net limits (with $25 million being a typical maximum). Those characteristics make some of our casualty lines subject to claims that are very low in frequency (the number of actual claims), but very high in severity (the average claim size). The combination of low frequency and high severity exacerbates the difficulty in establishing loss reserves for Allied World. We caution that an attempt to evaluate our loss reserves using exclusively the data presented in this report could be misleading.

The reserve for losses and loss expenses is comprised of two main elements: outstanding loss reserves, also known as “case reserves,” and reserves for losses incurred but not reported (“IBNR”). Outstanding loss reserves relate to known claims and represent management’s best estimate of the likely loss settlement cost. Thus, there is a significant amount of estimation involved in determining the likely loss payment. IBNR reserves require judgment because they relate primarily to unreported events that, based on industry information, management’s experience and actuarial evaluation, can reasonably be expected to have occurred and are reasonably likely to result in a loss to the Company. IBNR reserves also relate to estimated development of reported events that based on industry information, management’s experience and actuarial evaluation, can reasonably be expected to reach our attachment point and are reasonably likely to result in a loss to the Company.

IBNR is the estimated liability for (1) claims that have occurred but have not yet been reported as well as (2) changes in the values of claims that have been reported to us but are not yet settled. Each claim is settled individually based upon its merits and it is not unusual for a claim to take years after being reported to settle, especially if legal action is involved. As a result, reserves for losses and loss expenses include significant estimates for IBNR reserves.

The reserve for IBNR is estimated by management for each line of business based on various factors, including underwriters’ expectations about loss experience, actuarial analysis, comparisons with the results of industry benchmarks and loss experience to date. The reserve for IBNR is calculated as the ultimate amount of losses and loss expenses less cumulative paid losses and loss expenses and case reserves. Our actuaries employ generally accepted actuarial methodologies to determine estimated ultimate loss reserves.

When estimating IBNR reserves, we segregate the Company’s insurance and reinsurance loss and exposure data into over 140 classes in total. Within each class, the business is further segregated by treaty year, accident year or report year. Professional liability and healthcare lines of business are reviewed on a report year basis due to the claims-made nature of the underlying contracts. Our general casualty insurance business is a mixture of claims-made and loss-occurring contracts. Since the Company’s formation in November 2001, 62% of our gross earned premiums and 65% of our net earned premiums have been associated with occurrence policies for our general casualty insurance business.

Generally, initial actuarial estimates of IBNR reserves not related to a single event (such as a catastrophe) are based upon the expected loss ratio method applied to each class of business. Actual paid losses and case reserves are subtracted from the expected ultimate losses to derive the IBNR reserves. The initial expected loss ratio used in the expected loss ratio method involve managerial judgments and are based upon historical information for the class of business, which includes historic loss ratios, market conditions, changes in pricing, policy terms and conditions, peer analysis, underwriting changes, changes in claims emergence and other factors that may influence expected ultimate losses. Over time, the actuarial estimates for our non-property lines of business generally become a blend of the Bornhuetter-Ferguson reported loss method (the “B-F method”) and the expected loss ratio method. The B-F method incorporates actual reported loss data and expected unreported losses, which is a function of the initial expected loss ratio and the expected loss emergence pattern, to determine an estimate of ultimate losses. The B-F method is often appropriate for lines of business where there is limited actual loss data and/or a relatively less stable pattern of loss emergence. For additional details on the B-F method, see “IV. Selected Excerpts from Allied World’s 2013 10-K Disclosure – Expected Loss Ratio Method” and “– B-F Method.”

These actuarial methods may be inappropriate for lines of business with very low frequency and high severity and in certain specific situations, such as catastrophe losses. In such situations, specific knowledge of the open claims, the underlying exposures, ceded reinsurance, litigation trends, the types of coverages involved and the changes in the frequency or severity of the claim may be used to establish reserves.

Multiple estimates of ultimate losses using a variety of actuarial methods are calculated for many of our classes of business for each year of loss experience. Our actuaries review each class of business and each year of loss experience and determine the most appropriate point estimate based upon the characteristics of the particular class of business and other relevant factors as described above. Once our actuaries make their determination of the most appropriate point estimate for each class of business and for each year of loss experience, both gross and net of reinsurance, this information is aggregated and presented to management for consideration in establishing the recorded reserves for losses and loss expenses.

Limitations of the Reserving Processes

Reserving actuaries, especially in personal lines and mid-market commercial lines companies, often employ standard actuarial loss development methods to project ultimate losses from triangles of paid and reported losses. These methods rely on an assumption that losses develop consistently from one year to the next, and for the expected loss ratio and B-F methods, on the assumption that an initial expected loss ratio and expected emergence pattern can be accurately selected. However, Allied World writes complex lines of business, including excess casualty insurance and reinsurance, which often do not have the consistent patterns of reported losses that personal lines and mid-market commercial lines companies do.

Projections of ultimate losses require a significant amount of estimation and judgment based on a variety of factors. We strongly caution against any assumption that standard loss projection techniques applied mechanically can alone be used to estimate ultimate losses for our data as the outcome of such a simplistic approach would lead to misleading results and inaccurate conclusions. Reasons to avoid simplistic projections include:

•	Allied World has only been in existence since November 2001 and many of our GLTs lack sufficient actuarial credibility to project ultimate losses and do not have the history to accurately estimate the development of losses beyond ten years.

•	As many of our casualty lines can have relatively low frequency and relatively high severity losses, the absence or emergence of only a few losses can distort our paid and reported GLTs.

•	Our U.S. direct insurance business has been generally growing faster than our international direct insurance business. The difference in the business mix between these two insurance businesses and the lower attachment point profile of the U.S. business can cause historical loss development not to be appropriate for future loss development.

•	Some of our largest reinsurance treaties have special characteristics, such as loss corridors, annual aggregate deductibles or swing-rated premiums that cannot be considered in a simplistic aggregate projection.

•	We have had changes in our underwriting philosophy over time, exiting or paring back some classes of business and in other classes changing coverage terms and conditions.

•	Losses develop differently for different classes of business. The aim of the GLTs contained herein is to present our loss development experience in an informative format, while protecting proprietary Company information. Accordingly, we do not show our 140+ reserving classes, but rather have aggregated them into ten classes, which represent different geographies, pricing environments, legislative climates and policy forms and which will not be as homogeneous as our actual reserving classes would be if reported individually.

•	Paid loss development patterns are considerably longer than the corresponding reported loss development patterns and can produce for many of our classes of business extremely volatile indications, particularly within the first several years of development.

•	For several classes of business, pricing conditions have changed in recent years. The extrapolation of losses and loss expense ratios from prior periods to current periods would not be appropriate.

In addition to these factors, financial turmoil in a particular geography or the effects of inflation (as discussed in more detail below) could adversely impact our ultimate losses and cause our projections and judgments regarding our expected loss reserves to differ materially from the ultimate losses we may incur.

Financial and Housing Markets – Worldwide financial and housing markets have experienced volatility and disruption in recent years. As a result of the global credit crisis, the following reserving classes have been impacted:

•	direct insurance professional liability lines (primarily the 2007 and 2008 report years), and

•	reinsurance professional liability lines (primarily the 2006 through 2008 treaty years).

There continues to be uncertainty around the ultimate losses for the years referenced above. This is mainly attributable to the higher volume of reported claims and the higher proportion of open claims for these years compared to earlier years at the same stage of development. In addition, these reported claims have caused higher reported losses and ALAE ratios for these years compared to earlier years at similar stages of development. As a result, the ultimate loss development patterns on these years may differ from prior years. The uncertainty is increased by the fact that we have relatively high average attachment points for many of these potential credit crisis-related claims for our direct insurance business and by the fact that we often provide D&O side A cover. On side A cover, we are required to provide coverage to directors and officer for claims alleging negligence or malfeasance if such claims are not indemnified by the insured.

Our reserves for these lines of business are based on a detailed analysis of all open claims that considers attachment points, exposed limits, coverage provided and litigation trends as well as quarterly, in-depth discussions with members of our claims department and underwriting staff.

Inflation – Losses and loss expense reserves can be impacted by social and judicial inflation. Higher than expected inflation can negatively impact the costs of claims as it may cause an increase in frequency (the number of actual claims) and severity (the average claim size). Though our reserving techniques factor in inflation through the use of expected loss ratios derived from our pricing models, which consider the effects of inflation, and through the use of industry loss development patterns that go back as far as 1984, losses and loss expense reserves can be impacted by unexpected changes in inflation rates. We do not explicitly account for excessive inflation in our reserves.

Treaty Year Projections

Data organized by treaty year assigns claims and premiums to the year in which the assumed reinsurance contract incepted. As such, a treaty year may cover claims spanning several accident years. This has two primary implications for estimating ultimate loss reserves. First, the payment and reporting patterns are generally slower to develop than for the data presented by accident year or report year. This means that it is even more critical that premium-based reserving methods, such as the expected loss ratio method or the B-F method, are used for the more recent years rather than loss development methods that can be distorted by small movements in actual paid or reported loss activity due to the application of large loss development factors. Second, treaty years for which premium is not fully earned require an adjustment to the indicated reserves to reflect only the portion of the ultimate treaty year losses that are associated with losses that have occurred prior to the evaluation date. This is typically done by developing an ultimate loss ratio estimate for the full treaty year and applying this loss ratio to the earned premiums from the treaty year.

II.	RECONCILIATION OF GLOBAL LOSS TRIANGLES TO DECEMBER 31, 2013 FINANCIAL STATEMENTS

The tables below provide a reconciliation of our presented GLTs to our audited financial statements as of and for the year ended December 31, 2012 and 2013, respectively.

(Expressed in U.S. dollars in thousands)

Paid Losses and Paid LAE in 2012 Calendar Year
Consolidated GLTs – net paid losses and ALAE[1]	$798,111
Paid losses and paid ALAE from excluded catastrophes	37,071
Paid ULAE	26,494
Foreign exchange and other	(709)

Paid losses and paid LAE in 2012 calendar year per 10-K	$860,967

Paid Losses and Paid LAE in 2013 Calendar Year
Consolidated GLTs – net paid losses and ALAE[1]	$975,101
Paid losses and paid ALAE from excluded catastrophes	82,526
Paid ULAE	32,904
Foreign exchange and other	(876)

Paid losses and paid LAE in 2013 calendar year per 10-K	$1,089,656

Incurred Losses and Incurred LAE in 2012 Calendar Year
Consolidated GLTs – net reported losses and ALAE[1]	$894,216
Reported losses and reported ALAE from excluded catastrophes	71,437
Reported ULAE	26,494
Change in IBNR	147,319
Foreign exchange and other	(202)

Incurred losses and incurred LAE in 2012 calendar year per 10-K	$1,139,264

Incurred Losses and Incurred LAE in 2013 Calendar Year
Consolidated GLTs – net reported losses and ALAE[1]	$1,017,327
Reported losses and reported ALAE from excluded catastrophes	31,051
Reported ULAE	32,904
Change in IBNR	37,395
Foreign exchange and other	4,565

Incurred losses and incurred LAE in 2013 calendar year per 10-K	$1,123,242

1.	Excludes losses from the following catastrophes: 2004 Hurricanes/Tropical Storms Charlie, Frances, Jeanne and Ivan; 2005 Hurricanes/Tropical Storms Katrina, Rita and Wilma; 2008 Hurricanes/Tropical Storms Gustav and Ike; 2010 Chilean Earthquake; 2011 Japanese Earthquake/Tsunami; 2012 Superstorm Sandy.

III.	GLOBAL LOSS TRIANGLES

Basis of Presentation

For the basis of this presentation, we have split our data into ten classes of GLTs, five for our direct insurance business and five for our reinsurance business. They are listed below:

Direct Insurance Business	Reinsurance Business
• Property	• Property Catastrophe
• General Casualty	• Property Per Risk
• Professional Liability Lines	• General Casualty
• Healthcare	• Professional Liability Lines
• Specialty Lines	• Specialty Lines Reinsurance

• Our direct insurance general casualty business contains a mix of claims-made, occurrence-reported and occurrence policy forms.

General Casualty

Distribution of Gross Premiums Written

Underwriting Year	Claims-Made	Occurrence- Reported	Occurrence	Total
2002	20.3%	26.1%	53.6%	100.0%
2003	16.6%	30.0%	53.4%	100.0%
2004	20.3%	30.7%	49.0%	100.0%
2005	14.4%	35.2%	50.4%	100.0%
2006	16.1%	32.3%	51.6%	100.0%
2007	16.5%	35.5%	48.0%	100.0%
2008	16.3%	29.8%	54.0%	100.0%
2009	10.9%	22.1%	67.0%	100.0%
2010	11.4%	19.3%	69.4%	100.0%
2011	11.0%	15.1%	73.9%	100.0%
2012	9.4%	13.0%	77.6%	100.0%
2013	8.5%	10.8%	80.7%	100.0%

•	Our direct insurance specialty lines business includes aviation, surety and trade credit.

•	Our reinsurance business classified as “specialty lines reinsurance” includes accident and health, workers’ compensation catastrophe coverage, aviation, crop and marine.

•	Our reinsurance business is presented separately from our direct insurance business as we show the reinsurance classes on a treaty year basis. Many reinsurance treaties do not provide sufficient detail to split losses and loss adjustment expenses accurately by accident year or report year.

•	Our ten classes were selected to create categories that were relatively homogeneous yet were not so small as to have insufficient actuarial credibility.

•	Our GLTs are presented in thousands of U.S. dollars, reflecting conversions from local currencies based upon the date on which the transactions were entered into the Company’s systems.

Description of Data Presented

For each class of business, earned premiums are presented both gross and net of external reinsurance, with intercompany reinsurance transactions not being reflected in the GLTs. For classes of business within our reinsurance lines, these premiums are presented on a treaty year basis. For all other classes of business, the net earned premiums are presented on a calendar year basis. GLTs that show cumulative paid losses and ALAE, gross and net of reinsurance, are presented for each class of business. In addition, we present GLTs of cumulative reported losses and ALAE (paid plus case reserves), gross and net of reinsurance, for each class of business. For the reinsurance classes of business, the GLTs are presented on a treaty year basis. For direct insurance business, property classes of business are presented on an accident year basis. Our general casualty classes of business are a blend of policies where losses can be triggered by either report date or accident date, so the paid and reported losses are a blend of report year and accident year data. The remaining casualty classes of business, including professional liability and healthcare, are presented on a report year basis. These conventions match the standard industry reserving practices for reinsurance and direct insurance, respectively.

Case reserves for Allied World’s reinsurance classes are generally established based upon reports received from ceding companies as we generally “follow their fortunes.” Additional case reserves may be established by Allied World to reflect our estimated ultimate cost of a loss. Any such additional case reserves have been included in the presented reinsurance GLTs.

The premiums in our reinsurance lines are often based upon estimates by the ceding companies. At the end of the treaty year, these estimates will be replaced by actual premiums. In addition, some of our reinsurance treaties may have premiums that are swing-rated subject to reinstatement premiums. The presented premium data is subject to future adjustments, either upwards or downwards, based upon these factors.

Large Losses

Loss development associated with the following six groups of catastrophic losses have been excluded from the GLTs for all lines except for property catastrophe reinsurance: (1) 2004 hurricanes, (2) 2005 hurricanes, (3) 2008 hurricanes, (4) 2010 Chilean Earthquake, (5) 2011 Japanese Earthquake/Tsunami and (6) 2012 Superstorm Sandy. These events have been excluded from the GLTs due to their magnitude in order to avoid distortions in the development factors and indicated reserve levels. Reserves for these events are not based on aggregate development statistics, but rather on ground-up, exposure-based assessments reflecting information provided by insureds and cedents on an insurance policy-by-policy and reinsurance contract-by-contract basis. Separate information is provided on these catastrophic events including gross and net paid losses, reported losses and IBNR as of December 31, 2013.

GLT Class Details

Insurance Lines of Business

Property – Our property insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 13 and 18). The vast majority of the ceded reinsurance we have purchased for our direct property class of business is written as quota share reinsurance, with a smaller portion written as facultative reinsurance. We have not removed losses associated with recoveries from any catastrophe covers as we have excluded major catastrophes already from the data. The major catastrophes removed from our property insurance GLTs, as well as from our “property per risk reinsurance” and our “specialty lines reinsurance” GLTs discussed below, include:

•	2004 – Hurricanes/Tropical Storms Charlie, Frances, Jeanne and Ivan;

•	2005 – Hurricanes/Tropical Storms Katrina, Rita and Wilma;

•	2008 – Hurricanes/Tropical Storms Gustav and Ike;

•	2010 – Chilean Earthquake;

•	2011 – Japanese Earthquake/Tsunami; and

•	2012 – Superstorm Sandy.

It should be noted that we removed all property losses associated with these events, even after such storms may have weakened and moved inland. For our property insurance GLTs, the total amounts excluded from these storms are as follows:

	Gross		Net of Reinsurance
	Paid	Reported	Paid	Reported
	(Dollars in Millions)		(Dollars in Millions)
2004 Events	$170.1	$170.5	$148.5	$148.7
2005 Events	$458.4	$458.8	$190.0	$190.2
2008 Events	$97.9	$97.9	$62.0	$62.0
2010 Events	$65.9	$65.9	$50.9	$50.9
2011 Events	$43.6	$52.8	$30.6	$37.1
2012 Events	$81.0	$117.4	$64.7	$93.3

Our property book of business has shifted over time. Over the last several years, we have de-emphasized energy classes of business, which included such industry classes as mining, chemical plants, pulp and paper manufacturing and refiners. In addition, our Bermuda property book of business (which is included in the property insurance GLTs) has evolved from largely being a primary insurance account based book of business to where we now write many accounts on an excess basis.

General Casualty – Our general casualty insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 14 and 19). Our Bermuda and European casualty books of business are comprised largely of Fortune 1000-type accounts with generally high attachment points with medians between $80 million and $100 million. Historically, about 61% to 63% of the earned premiums have come from occurrence policies. This percentage grew to 81% in 2013 as our business mix has shifted to more occurrence business as we expanded our U.S. underwriting platform. The vast majority of the ceded reinsurance we have purchased for the casualty class of business has been either quota share reinsurance or surplus treaty reinsurance. The general casualty book has changed over time, with pharmaceutical and energy classes being de-emphasized in Bermuda and with the business underwritten in the United States (which generally has a lower attachment point profile) shrinking in the 2005-2007 calendar years and growing in the 2008-2013 calendar years. In previous releases of our GLTs, trade credit was included in general casualty. It is now part of our newly-created specialty lines category.

Professional Liability Lines – Our professional liability lines insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 15 and 20). Professional liability lines include directors and officers liability, errors & omissions liability, D&O side A cover, employment practices liability insurance, crime and fiduciary liability business. Similar to our casualty lines of business, our Bermuda and European professional liability lines are comprised largely of Fortune 1000 and FTSE 1000-type accounts with generally high attachment points with medians between $80 million and $100 million. It is not uncommon for the Company to “ventilate” an account, which means the Company underwrites two excess layers with differing attachment points. Our U.S. professional liability book has a very different profile, with a portion of the business underwritten on a primary basis for smaller, non-Fortune 1000 accounts. Common classes include insurance agencies, psychologists/counselors and smaller law firms. Our professional liability lines book of business, excluding crime, is written on claims-made and occurrence-reported basis and virtually none of this business is written on an occurrence basis (regardless of where it is written). Crime insurance is written on a losses discovered basis.

Healthcare – Our healthcare insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 16 and 21). Our healthcare book of business is written on a claims-made and occurrence-reported basis and has virtually no business written on occurrence policy forms. The Bermuda healthcare group writes gross lines of up to $25 million, with average attachment points of around $45 million. This business is largely comprised of large hospitals, but does include managed care organizations and healthcare systems. The U.S. healthcare business has a much lower attachment point profile than the international book of business, with much of the U.S. business being written on a primary basis. It includes smaller hospitals and hospital systems, managed care organizations and medical facilities such as home care providers, specialized surgery and rehabilitation centers, and outpatient clinics. Our Bermuda business also writes some accounts on a primary basis, although typically over a large deductible.

Specialty Lines – Our specialty lines insurance GLTs are shown on both a gross and net of reinsurance basis (see pages 17 and 22). Our specialty lines book includes aviation, surety and trade credit lines of business. Our aviation line writes a combination of airlines, aerospace and general aviation. It writes gross lines up to $85 million and net lines up to $3 million. Our surety line targets contractors and writes (on a per bond basis) gross limits up to $20 million and net lines up to $10 million. Our trade credit line targets exporters, importers, financial institutions, contractors and investors. This line writes some multi-year policies. The average duration of in-force policies is 2.5 years. Our average gross line in trade credit is $3.6 million and our average net line is $2.4 million.

Reinsurance Lines of Business

Property Catastrophe – Our property catastrophe reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 23 and 28). This business is excess-of-loss property catastrophe reinsurance. Typically, it has a relatively short tail.

Property Per Risk – Our property per risk reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 24 and 29). This line contains our entire property reinsurance book of business, excluding property catastrophe coverages, and is written as either excess-of-loss reinsurance or quota share reinsurance.

General Casualty – Our general casualty reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 25 and 30). This business is essentially comprised of any business that does not fit into the other casualty classes. It is largely umbrella casualty business that contains some workers’ compensation business. This business can be written as either excess-of-loss reinsurance or quota share reinsurance.

Professional Liability Lines – Our professional liability lines reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 26 and 31). This business is largely written on a claims-made basis. Lines of business include employment practices liability insurance, medical malpractice, directors and officers, errors and omissions and miscellaneous professional classes and transactional risk liability. Some of our larger treaties can have complex structures, including swing-rated premiums, loss corridors and annual aggregate deductibles. This business is written as either excess-of-loss reinsurance or quota share reinsurance.

Specialty Lines – Our specialty lines reinsurance GLTs are shown on both a gross and net of reinsurance basis (see pages 27 and 32). This business is a mixture of miscellaneous lines including accident and health (which is predominantly catastrophe driven), workers’ compensation catastrophe, aviation, crop and marine. The marine treaties were impacted by various hurricanes (specifically Ivan, Katrina, Rita, Ike and Gustav) which went through the Gulf of Mexico.

For our specialty lines reinsurance and property per risk GLTs, the total amounts excluded from the 2004, 2005, 2008, 2010, 2011 and 2012 events discussed above are as follows:

	Gross		Net of Reinsurance
	Paid	Reported	Paid	Reported
	(Dollars in Millions)		(Dollars in Millions)
2004 Events	$38.4	$38.6	$38.4	$38.6
2005 Events	$93.9	$94.7	$86.9	$87.6
2008 Events	$1.6	$2.8	$1.6	$2.8
2010 Events	$0.1	$0.8	$0.1	$0.8
2011 Events	$0.1	$0.2	$0.1	$0.2
2012 Events	$19.9	$28.2	$19.9	$28.2

December 2013 Global Loss Triangles - Insurance Segment

Excluding large losses

U.S. dollars in thousands

Property Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	2,584	29,354	46,287	51,590	56,582	56,687	56,776	56,675	56,700	56,701	56,701	56,701
2003	50,572	136,299	198,801	217,328	218,048	217,531	221,698	221,688	221,846	221,814	221,834
2004	38,251	153,141	203,006	217,517	229,205	232,011	233,997	234,829	237,674	238,234
2005	91,198	228,634	308,207	354,253	366,892	365,434	367,337	365,380	371,504
2006	30,040	103,621	172,546	201,132	208,659	210,277	212,916	218,960
2007	43,151	129,076	169,655	186,261	191,756	199,710	214,911
2008	75,528	155,973	198,875	210,168	218,452	223,365
2009	24,044	64,420	74,513	77,316	80,185
2010	44,677	107,035	128,647	142,847
2011	52,142	115,929	167,463
2012	21,849	55,504
2013	37,145

Reported Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	18,005	55,432	58,559	59,169	57,437	56,848	57,987	56,707	56,700	56,701	56,701	56,701
2003	146,467	208,054	228,434	232,111	227,106	224,146	222,856	222,651	222,550	222,481	222,501
2004	132,453	223,557	246,425	247,612	244,839	239,798	238,060	235,425	238,232	238,809
2005	224,245	353,712	382,922	384,183	382,139	370,420	368,929	366,287	371,875
2006	157,140	225,124	235,681	222,453	219,524	215,327	217,148	222,291
2007	189,533	227,570	227,509	220,583	221,004	220,826	223,190
2008	263,049	265,851	240,547	229,376	226,406	224,528
2009	89,871	89,436	88,222	85,366	82,359
2010	114,296	156,419	155,810	151,297
2011	156,249	188,552	186,102
2012	72,725	81,044
2013	91,583

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	9%	28%	30%	30%	29%	29%	30%	29%	29%	29%	29%	29%
2003	30%	43%	47%	48%	47%	46%	46%	46%	46%	46%	46%
2004	23%	40%	44%	44%	43%	42%	42%	42%	42%	42%
2005	47%	74%	80%	81%	80%	78%	77%	77%	78%
2006	36%	51%	53%	50%	50%	49%	49%	50%
2007	45%	54%	54%	52%	52%	52%	53%
2008	74%	74%	67%	64%	63%	63%
2009	33%	33%	32%	31%	30%
2010	49%	67%	67%	65%
2011	69%	84%	82%
2012	28%	31%
2013	32%

Accident Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	196,237	56,701	—	56,701	—	56,701	28.9%	—
2003	483,719	221,834	667	222,501	164	222,665	46.0%	831
2004	565,327	238,234	574	238,809	101	238,909	42.3%	675
2005	476,481	371,504	371	371,875	90	371,965	78.1%	461
2006	441,138	218,960	3,331	222,291	675	222,966	50.5%	4,006
2007	423,468	214,911	8,279	223,190	1,057	224,247	53.0%	9,337
2008	357,588	223,365	1,163	224,528	212	224,740	62.8%	1,375
2009	272,873	80,185	2,174	82,359	1,066	83,426	30.6%	3,241
2010	233,716	142,847	8,450	151,297	1,343	152,640	65.3%	9,793
2011	225,599	167,463	18,639	186,102	12,889	198,992	88.2%	31,529
2012	260,347	55,504	25,539	81,044	11,867	92,910	35.7%	37,406
2013	288,689	37,145	54,438	91,583	45,552	137,136	47.5%	99,990
Total	4,225,181	2,028,653	123,628	2,152,281	75,016	2,227,297	52.7%	198,644

December 2013 Global Loss Triangles - Insurance Segment

U.S. dollars in thousands

General Casualty Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	0	0	185	464	2,848	4,691	5,591	6,574	7,802	8,662	9,887	32,509
2003	0	461	16,019	18,500	29,401	55,140	57,458	57,463	57,487	57,534	58,354
2004	0	21	90	634	5,507	8,516	19,470	24,754	31,861	35,183
2005	15	26,548	31,396	63,544	65,785	118,117	118,386	120,531	121,513
2006	—	274	2,591	34,249	84,696	108,738	108,776	108,837
2007	107	7,235	9,707	13,553	26,963	29,224	30,500
2008	1,319	8,351	26,339	47,500	53,168	56,203
2009	309	8,309	36,402	60,422	72,065
2010	1,045	61,109	132,702	141,538
2011	8,380	28,876	66,220
2012	8,699	49,617
2013	15,162

Reported Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	1,429	618	989	552	6,299	15,616	16,506	17,369	23,361	22,058	32,290	45,256
2003	23	13,124	25,852	33,579	58,980	59,141	57,667	57,575	57,537	57,534	58,484
2004	1,007	540	816	915	7,822	24,831	25,154	34,193	35,432	43,150
2005	30,852	109,619	113,339	119,923	124,573	124,781	123,362	149,613	137,571
2006	165	30,097	39,318	90,005	92,725	108,758	108,816	110,876
2007	4,131	15,419	15,970	32,500	37,670	38,733	37,800
2008	8,193	26,768	52,114	52,723	56,855	70,897
2009	1,876	35,225	49,792	70,495	83,552
2010	70,055	131,974	159,214	165,337
2011	34,513	109,349	160,328
2012	57,620	91,112
2013	56,177

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	2%	1%	1%	1%	7%	18%	19%	20%	27%	25%	37%	51%
2003	0%	5%	10%	13%	23%	23%	22%	22%	22%	22%	23%
2004	0%	0%	0%	0%	2%	7%	8%	10%	11%	13%
2005	10%	37%	38%	40%	42%	42%	41%	50%	46%
2006	0%	11%	14%	33%	34%	39%	40%	40%
2007	2%	6%	6%	12%	14%	15%	14%
2008	3%	11%	21%	22%	23%	29%
2009	1%	13%	19%	27%	32%
2010	24%	45%	55%	57%
2011	10%	33%	48%
2012	14%	22%
2013	10%

Accident Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	88,051	32,509	12,747	45,256	11,785	57,041	64.8%	24,532
2003	257,017	58,354	130	58,484	28,982	87,466	34.0%	29,112
2004	332,389	35,183	7,967	43,150	41,246	84,396	25.4%	49,213
2005	297,511	121,513	16,058	137,571	48,915	186,486	62.7%	64,973
2006	275,405	108,837	2,039	110,876	44,440	155,316	56.4%	46,479
2007	264,680	30,500	7,300	37,800	53,405	91,204	34.5%	60,705
2008	243,673	56,203	14,694	70,897	78,658	149,555	61.4%	93,352
2009	265,068	72,065	11,487	83,552	106,400	189,951	71.7%	117,886
2010	290,498	141,538	23,799	165,337	128,242	293,579	101.1%	152,041
2011	333,193	66,220	94,108	160,328	154,978	315,306	94.6%	249,086
2012	410,539	49,617	41,495	91,112	220,576	311,688	75.9%	262,071
2013	540,110	15,162	41,015	56,177	325,919	382,096	70.7%	366,934
Total	3,598,133	787,700	272,840	1,060,540	1,243,544	2,304,084	64.0%	1,516,384

December 2013 Global Loss Triangles - Insurance Segment

U.S. dollars in thousands

Professional Liability Lines Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	—	10	61	5,225	13,909	45,884	59,860	59,930	59,944	59,984	62,538	62,538
2003	20	80	603	802	6,002	16,936	17,238	26,397	26,479	27,620	27,634
2004	15	683	7,406	29,477	30,403	39,004	48,452	48,571	48,702	48,721
2005	95	3,328	7,370	23,528	24,320	44,267	44,547	44,851	66,526
2006	296	6,850	44,815	59,330	88,030	97,134	111,154	121,125
2007	1,401	12,296	41,310	66,992	77,189	91,900	97,010
2008	2,750	22,943	46,656	103,602	162,592	193,830
2009	6,051	31,866	52,805	68,042	91,771
2010	9,628	43,547	70,837	97,257
2011	15,377	70,623	147,005
2012	17,676	76,777
2013	11,317

Reported Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	—	2,010	7,062	23,775	28,000	47,706	60,648	59,930	59,944	59,984	62,538	62,538
2003	60	243	858	6,255	33,468	41,460	44,712	42,038	43,597	43,237	50,759
2004	434	1,692	8,106	32,701	55,437	55,592	61,361	60,795	60,926	55,930
2005	3,931	15,625	48,363	51,426	50,281	58,062	58,190	59,136	67,575
2006	41,225	52,944	92,820	120,819	133,887	185,213	184,305	177,967
2007	11,223	47,137	111,624	143,673	135,584	124,918	129,073
2008	17,483	86,164	126,011	175,230	214,566	223,464
2009	20,752	62,075	79,290	92,922	160,122
2010	30,731	70,628	107,204	119,358
2011	47,123	120,843	195,734
2012	47,124	168,886
2013	45,848

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	0%	3%	12%	40%	47%	80%	102%	101%	101%	101%	105%	105%
2003	0%	0%	0%	3%	14%	17%	19%	18%	18%	18%	21%
2004	0%	1%	3%	10%	17%	17%	19%	19%	19%	17%
2005	1%	4%	14%	15%	14%	16%	17%	17%	19%
2006	10%	13%	23%	31%	34%	47%	47%	45%
2007	3%	11%	26%	33%	31%	29%	30%
2008	4%	19%	28%	38%	47%	49%
2009	4%	12%	16%	18%	32%
2010	6%	15%	23%	25%
2011	10%	25%	41%
2012	9%	32%
2013	8%

Accident Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	59,558	62,538	—	62,538	2,502	65,040	109.2%	2,502
2003	237,656	27,634	23,125	50,759	22,648	73,407	30.9%	45,773
2004	321,801	48,721	7,209	55,930	21,194	77,125	24.0%	28,403
2005	352,174	66,526	1,050	67,575	23,258	90,834	25.8%	24,308
2006	395,104	121,125	56,842	177,967	41,522	219,488	55.6%	98,363
2007	431,009	97,010	32,063	129,073	64,945	194,017	45.0%	97,008
2008	457,068	193,830	29,634	223,464	89,991	313,454	68.6%	119,624
2009	506,027	91,771	68,350	160,122	152,981	313,103	61.9%	221,331
2010	475,071	97,257	22,101	119,358	175,013	294,370	62.0%	197,113
2011	475,741	147,005	48,729	195,734	186,994	382,728	80.4%	235,723
2012	523,494	76,777	92,108	168,886	268,188	437,074	83.5%	360,297
2013	568,088	11,317	34,531	45,848	346,551	392,399	69.1%	381,082
Total	4,802,790	1,041,511	415,742	1,457,253	1,395,787	2,853,040	59.4%	1,811,529

December 2013 Global Loss Triangles - Insurance Segment

U.S. dollars in thousands

Healthcare Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	—	835	2,158	3,209	5,533	8,008	8,020	8,023	8,025	8,025	8,027	8,027
2003	1	4,202	11,148	13,777	14,724	18,198	18,756	20,074	20,104	23,203	23,682
2004	2	852	5,892	9,738	12,694	13,229	13,379	13,786	15,325	16,432
2005	277	2,861	4,941	10,255	11,122	11,692	13,475	13,647	14,205
2006	381	4,009	5,864	12,839	16,034	19,443	22,350	22,403
2007	944	7,190	17,307	20,125	23,303	32,100	41,666
2008	793	9,776	18,469	28,147	34,461	37,679
2009	6,586	16,658	27,046	38,893	65,611
2010	2,139	12,035	32,320	51,166
2011	1,952	15,628	58,652
2012	1,917	19,552
2013	3,334

Reported Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	130	1,350	5,450	8,985	8,910	8,444	8,121	8,086	8,046	8,042	8,027	8,027
2003	345	11,153	20,246	20,723	20,529	23,625	23,160	23,420	23,793	25,905	24,294
2004	1,849	6,406	12,190	14,720	14,999	16,045	15,928	15,944	17,967	16,524
2005	5,566	11,649	15,497	14,435	13,384	13,710	14,639	15,443	15,803
2006	5,666	11,753	13,222	17,022	19,082	24,650	23,322	23,184
2007	3,773	15,281	24,537	37,172	39,822	45,816	44,230
2008	3,801	19,115	33,315	40,238	45,251	46,688
2009	10,999	29,590	48,289	72,916	97,231
2010	11,731	38,553	77,291	83,261
2011	10,479	50,825	100,134
2012	15,082	56,582
2013	10,764

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	0%	3%	14%	23%	22%	21%	20%	20%	20%	20%	20%	20%
2003	0%	15%	27%	27%	27%	31%	30%	31%	31%	34%	32%
2004	2%	5%	10%	12%	12%	13%	13%	13%	15%	14%
2005	4%	9%	11%	11%	10%	10%	11%	11%	12%
2006	4%	8%	9%	11%	13%	16%	16%	15%
2007	3%	10%	17%	25%	27%	31%	30%
2008	2%	11%	20%	24%	27%	27%
2009	6%	15%	24%	37%	49%
2010	5%	17%	35%	37%
2011	5%	22%	44%
2012	6%	24%
2013	5%

Accident Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	39,904	8,027	—	8,027	—	8,027	20.1%	—
2003	76,140	23,682	612	24,294	3,773	28,067	36.9%	4,384
2004	120,800	16,432	92	16,524	5,201	21,725	18.0%	5,293
2005	136,577	14,205	1,597	15,803	5,792	21,595	15.8%	7,389
2006	150,401	22,403	782	23,184	4,374	27,558	18.3%	5,156
2007	147,720	41,666	2,563	44,230	7,528	51,758	35.0%	10,092
2008	170,600	37,679	9,010	46,688	13,246	59,934	35.1%	22,256
2009	197,314	65,611	31,620	97,231	18,320	115,551	58.6%	49,940
2010	222,171	51,166	32,095	83,261	54,349	137,610	61.9%	86,443
2011	228,445	58,652	41,482	100,134	44,330	144,464	63.2%	85,812
2012	237,910	19,552	37,029	56,582	86,642	143,224	60.2%	123,671
2013	233,745	3,334	7,429	10,764	127,843	138,607	59.3%	135,273
Total	1,961,726	362,409	164,312	526,721	371,398	898,119	45.8%	535,710

December 2013 Global Loss Triangles - Insurance Segment

U.S. dollars in thousands

Specialty Lines Insurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	—	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—
2010	—	—	—	—
2011	—	—	—
2012	—	202
2013	324

Reported Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	—	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—
2010	—	—	—	—
2011	—	—	—
2012	—	210
2013	420

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002
2003
2004
2005
2006
2007
2008
2009
2010	0%	0%	0%	0%
2011	0%	0%	0%
2012	0%	2%
2013	1%

Accident Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	—	—	—	—	—	—	0.0%	—
2003	—	—	—	—	—	—	0.0%	—
2004	—	—	—	—	—	—	0.0%	—
2005	—	—	—	—	—	—	0.0%	—
2006	—	—	—	—	—	—	0.0%	—
2007	—	—	—	—	—	—	0.0%	—
2008	—	—	—	—	—	—	0.0%	—
2009	—	—	—	—	—	—	0.0%	—
2010	153	—	—	—	61	61	40.0%	61
2011	3,124	—	—	—	1,249	1,249	40.0%	1,249
2012	13,763	202	8	210	5,984	6,193	45.0%	5,992
2013	33,696	324	96	420	17,292	17,712	52.6%	17,387
Total	50,736	526	104	630	24,586	25,216	49.7%	24,690

December 2013 Global Loss Triangles - Insurance Segment

Excluding large losses

U.S. dollars in thousands

Property Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	2,572	27,085	39,606	43,638	48,955	49,063	49,154	49,054	49,066	49,067	49,067	49,067
2003	49,208	118,094	163,485	175,303	175,715	175,379	179,293	179,283	179,378	179,392	179,412
2004	25,256	94,518	131,352	141,420	148,139	149,307	150,467	150,907	152,189	152,736
2005	40,373	99,880	138,713	161,091	165,024	165,290	166,393	164,486	167,270
2006	12,871	46,209	76,773	87,886	93,293	94,060	95,230	98,988
2007	20,325	62,106	79,511	86,918	89,091	94,204	101,836
2008	38,751	84,955	109,698	117,040	121,119	125,558
2009	15,993	42,846	50,242	53,634	54,424
2010	29,325	67,717	83,322	92,881
2011	31,764	79,873	119,623
2012	17,121	43,658
2013	29,985

Reported Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	15,359	48,581	50,631	50,905	49,787	49,206	50,347	49,066	49,066	49,067	49,067	49,067
2003	130,863	173,192	187,840	187,279	182,859	180,769	179,873	179,676	179,641	179,619	179,638
2004	83,824	136,345	156,171	159,157	156,810	153,693	152,326	151,247	152,540	153,117
2005	99,789	152,456	173,462	173,122	172,390	167,846	167,108	164,600	167,408
2006	65,486	96,268	101,170	99,127	97,845	96,643	98,153	101,414
2007	91,985	107,261	107,409	105,592	105,695	105,889	107,814
2008	153,019	152,847	136,537	128,392	126,912	125,946
2009	59,002	61,631	60,966	60,584	55,866
2010	70,807	99,749	100,178	98,475
2011	109,475	134,352	133,262
2012	55,943	63,487
2013	76,222

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	9%	28%	29%	30%	29%	29%	29%	29%	29%	29%	29%	29%
2003	37%	49%	53%	53%	51%	51%	50%	50%	50%	50%	50%
2004	25%	41%	47%	48%	47%	46%	46%	45%	46%	46%
2005	44%	67%	76%	76%	76%	74%	74%	73%	74%
2006	34%	50%	53%	52%	51%	51%	51%	53%
2007	51%	59%	60%	59%	59%	59%	60%
2008	88%	88%	79%	74%	73%	72%
2009	41%	43%	43%	42%	39%
2010	55%	78%	78%	77%
2011	78%	96%	95%
2012	30%	34%
2013	38%

Accident Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	171,696	49,067	—	49,067	—	49,067	28.6%	—
2003	356,275	179,412	227	179,638	74	179,713	50.4%	301
2004	333,170	152,736	381	153,117	38	153,155	46.0%	419
2005	226,828	167,270	137	167,408	31	167,439	73.8%	168
2006	190,783	98,988	2,426	101,414	210	101,624	53.3%	2,636
2007	180,460	101,836	5,978	107,814	620	108,434	60.1%	6,598
2008	173,790	125,558	388	125,946	213	126,160	72.6%	601
2009	142,872	54,424	1,443	55,866	844	56,710	39.7%	2,287
2010	128,427	92,881	5,594	98,475	1,640	100,115	78.0%	7,234
2011	139,897	119,623	13,640	133,262	9,656	142,918	102.2%	23,295
2012	184,341	43,658	19,829	63,487	8,618	72,104	39.1%	28,447
2013	198,607	29,985	46,237	76,222	33,951	110,173	55.5%	80,188
Total	2,427,147	1,215,437	96,279	1,311,716	55,895	1,367,611	56.3%	152,174

December 2013 Global Loss Triangles - Insurance Segment

U.S. dollars in thousands

General Casualty Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	0	0	185	464	2,848	4,691	5,591	6,574	7,802	8,662	9,887	32,509
2003	0	461	16,018	18,499	29,401	55,139	57,457	57,462	57,486	57,533	58,350
2004	0	14	77	506	5,053	7,545	16,465	21,745	28,834	32,156
2005	15	26,496	31,126	60,576	62,700	93,736	93,977	95,881	96,746
2006	—	266	2,570	29,999	56,694	72,659	72,688	72,748
2007	90	6,212	7,646	11,171	23,180	25,344	26,630
2008	1,114	5,663	18,971	35,915	39,859	42,103
2009	308	5,891	25,347	45,889	53,478
2010	932	33,959	81,399	89,512
2011	6,911	24,609	51,559
2012	8,513	43,462
2013	14,231

Reported Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	1,429	618	989	552	6,299	15,616	16,506	17,369	23,361	22,058	32,290	45,256
2003	23	13,124	25,852	33,578	58,980	59,140	57,666	57,574	57,536	57,533	58,480
2004	1,007	532	802	668	7,207	21,354	21,803	30,832	32,090	39,808
2005	30,852	85,663	89,087	95,511	100,049	100,281	98,800	123,397	112,804
2006	165	27,081	35,290	61,938	63,445	72,671	72,728	74,787
2007	4,081	13,364	13,836	28,498	31,557	32,539	31,970
2008	5,543	19,509	39,067	39,434	42,650	53,002
2009	1,875	23,928	32,781	51,965	60,412
2010	46,228	81,263	100,397	105,190
2011	29,292	67,676	105,550
2012	43,065	77,426
2013	47,253

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	2%	1%	1%	1%	7%	18%	19%	20%	27%	25%	37%	51%
2003	0%	6%	11%	14%	25%	25%	25%	25%	25%	25%	25%
2004	0%	0%	0%	0%	3%	8%	8%	11%	12%	15%
2005	13%	36%	38%	40%	42%	42%	42%	52%	48%
2006	0%	13%	16%	29%	30%	34%	34%	35%
2007	2%	7%	7%	15%	16%	17%	17%
2008	3%	12%	24%	24%	26%	33%
2009	1%	14%	19%	30%	35%
2010	24%	42%	51%	54%
2011	13%	30%	47%
2012	16%	28%
2013	13%

Accident Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	88,051	32,509	12,747	45,256	11,785	57,041	64.8%	24,532
2003	233,589	58,350	130	58,480	26,339	84,819	36.3%	26,469
2004	271,160	32,156	7,652	39,808	33,668	73,476	27.1%	41,320
2005	236,587	96,746	16,058	112,804	38,822	151,626	64.1%	54,880
2006	214,376	72,748	2,039	74,787	33,836	108,622	50.7%	35,875
2007	192,097	26,630	5,340	31,970	38,398	70,368	36.6%	43,739
2008	162,750	42,103	10,900	53,002	52,094	105,097	64.6%	62,994
2009	172,403	53,478	6,934	60,412	64,054	124,466	72.2%	70,988
2010	195,237	89,512	15,679	105,190	79,748	184,939	94.7%	95,427
2011	222,493	51,559	53,991	105,550	88,753	194,303	87.3%	142,744
2012	274,262	43,462	33,964	77,426	128,171	205,597	75.0%	162,135
2013	355,375	14,231	33,022	47,253	197,424	244,678	68.9%	230,447
Total	2,618,380	613,483	198,456	811,939	793,092	1,605,032	61.3%	991,548

December 2013 Global Loss Triangles - Insurance Segment

U.S. dollars in thousands

Professional Liability Lines Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	—	10	61	5,225	13,909	45,884	59,860	59,930	59,944	59,984	62,538	62,538
2003	20	80	603	799	5,997	15,424	15,727	24,885	24,967	26,108	26,122
2004	15	681	7,403	29,464	30,384	38,983	48,431	48,537	48,664	48,681
2005	95	3,328	7,272	18,291	19,043	40,954	41,214	41,518	63,193
2006	266	4,296	34,123	48,611	70,853	79,956	93,976	103,946
2007	1,312	11,982	36,732	56,952	66,212	77,668	81,848
2008	2,728	20,856	38,433	81,913	130,144	154,778
2009	5,938	30,737	51,066	65,487	87,231
2010	9,575	43,251	69,631	93,515
2011	15,257	65,775	125,150
2012	17,643	72,702
2013	11,208

Reported Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	—	2,010	7,062	23,775	28,000	47,706	60,648	59,930	59,944	59,984	62,538	62,538
2003	60	243	858	6,252	31,963	39,947	43,200	40,526	42,085	41,725	49,247
2004	434	1,690	8,102	32,688	55,417	55,570	61,340	60,761	60,888	55,890
2005	3,931	12,613	40,988	43,748	42,802	54,727	54,855	55,801	64,240
2006	41,109	40,424	77,728	97,820	112,069	162,521	161,730	159,555
2007	10,557	30,869	79,692	107,002	112,600	106,267	110,413
2008	15,136	72,016	104,703	144,350	174,781	182,616
2009	20,418	59,130	74,956	86,676	141,375
2010	30,527	68,384	101,151	111,877
2011	46,013	113,706	164,253
2012	45,869	154,392
2013	45,185

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	0%	3%	12%	40%	47%	80%	102%	101%	101%	101%	105%	105%
2003	0%	0%	0%	3%	14%	17%	19%	17%	18%	18%	21%
2004	0%	1%	3%	11%	18%	18%	20%	20%	20%	18%
2005	1%	4%	13%	13%	13%	17%	17%	17%	20%
2006	12%	12%	23%	28%	33%	47%	47%	46%
2007	3%	9%	23%	31%	32%	30%	32%
2008	4%	21%	31%	42%	51%	53%
2009	5%	15%	19%	22%	36%
2010	9%	19%	28%	31%
2011	13%	32%	47%
2012	13%	42%
2013	11%

Accident Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	59,558	62,538	—	62,538	2,502	65,040	109.2%	2,502
2003	232,141	26,122	23,125	49,247	22,211	71,458	30.8%	45,336
2004	304,642	48,681	7,209	55,890	20,094	75,984	24.9%	27,303
2005	326,766	63,193	1,048	64,240	22,268	86,509	26.5%	23,316
2006	343,955	103,946	55,609	159,555	39,190	198,746	57.8%	94,800
2007	350,081	81,848	28,565	110,413	56,740	167,153	47.7%	85,306
2008	342,038	154,778	27,839	182,616	72,129	254,745	74.5%	99,968
2009	387,530	87,231	54,143	141,375	117,385	258,760	66.8%	171,529
2010	355,437	93,515	18,362	111,877	125,349	237,227	66.7%	143,711
2011	352,026	125,150	39,103	164,253	122,533	286,786	81.5%	161,636
2012	365,086	72,702	81,690	154,392	168,575	322,967	88.5%	250,265
2013	393,010	11,208	33,977	45,185	230,497	275,682	70.1%	264,474
Total	3,812,270	930,913	370,670	1,301,583	999,475	2,301,058	60.4%	1,370,145

December 2013 Global Loss Triangles - Insurance Segment

U.S. dollars in thousands

Healthcare Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	—	835	2,158	3,209	5,533	8,008	8,020	8,023	8,025	8,025	8,027	8,027
2003	1	4,202	11,148	13,777	14,724	18,198	18,756	20,074	20,104	23,203	23,682
2004	2	841	5,881	9,727	12,683	13,218	13,368	13,775	15,315	16,421
2005	237	2,681	4,577	9,493	10,026	10,549	11,912	12,068	12,622
2006	308	2,652	4,428	8,749	11,948	14,604	16,824	16,875
2007	934	6,029	15,608	18,396	21,564	25,807	35,089
2008	789	7,893	15,849	25,510	31,383	33,650
2009	4,581	14,167	24,510	35,976	54,691
2010	2,135	12,031	31,600	49,743
2011	1,923	15,082	51,054
2012	1,903	17,840
2013	3,244

Reported Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	130	1,350	5,450	8,985	8,910	8,444	8,121	8,086	8,046	8,042	8,027	8,027
2003	345	11,153	20,246	20,723	20,529	23,625	23,160	23,420	23,793	25,905	24,294
2004	1,846	6,395	12,054	14,584	14,863	15,909	15,917	15,933	17,957	16,514
2005	5,197	10,142	13,483	12,473	11,766	12,116	12,937	13,753	14,113
2006	4,267	8,926	10,239	12,740	14,827	17,791	17,796	17,657
2007	3,603	13,040	22,295	31,659	34,971	35,581	37,622
2008	3,786	16,754	29,522	35,794	38,252	39,607
2009	8,941	26,830	45,105	61,791	77,272
2010	11,044	37,863	69,498	76,309
2011	10,218	48,409	87,339
2012	15,061	46,588
2013	10,502

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	0%	3%	14%	23%	22%	21%	20%	20%	20%	20%	20%	20%
2003	0%	15%	27%	28%	27%	31%	31%	31%	32%	35%	32%
2004	2%	6%	10%	13%	13%	14%	14%	14%	16%	14%
2005	4%	9%	11%	11%	10%	10%	11%	12%	12%
2006	3%	7%	8%	10%	12%	14%	14%	14%
2007	3%	11%	19%	27%	30%	30%	32%
2008	3%	13%	22%	27%	29%	30%
2009	6%	18%	30%	41%	51%
2010	6%	22%	41%	45%
2011	6%	28%	50%
2012	9%	26%
2013	6%

Accident Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	39,904	8,027	—	8,027	—	8,027	20.1%	—
2003	75,002	23,682	612	24,294	3,773	28,067	37.4%	4,384
2004	114,883	16,421	92	16,514	5,201	21,715	18.9%	5,293
2005	118,565	12,622	1,491	14,113	5,794	19,907	16.8%	7,285
2006	124,024	16,875	782	17,657	4,293	21,949	17.7%	5,075
2007	117,774	35,089	2,533	37,622	6,415	44,037	37.4%	8,948
2008	131,428	33,650	5,957	39,607	9,614	49,221	37.5%	15,571
2009	150,183	54,691	22,581	77,272	13,884	91,156	60.7%	36,465
2010	170,003	49,743	26,566	76,309	37,922	114,231	67.2%	64,487
2011	173,748	51,054	36,285	87,339	30,763	118,102	68.0%	67,048
2012	176,483	17,840	28,748	46,588	61,038	107,626	61.0%	89,786
2013	173,347	3,244	7,258	10,502	92,571	103,074	59.5%	99,830
Total	1,565,343	322,938	132,905	455,843	271,267	727,110	46.5%	404,172

December 2013 Global Loss Triangles - Insurance Segment

U.S. dollars in thousands

Specialty Lines Insurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	—	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—
2010	—	—	—	—
2011	—	—	—
2012	—	126
2013	189

Reported Loss & ALAE
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	—	—	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—
2008	—	—	—	—	—	—
2009	—	—	—	—	—
2010	—	—	—	—
2011	—	—	—
2012	—	131
2013	245

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Accident Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002
2003
2004
2005
2006
2007
2008
2009
2010	0%	0%	0%	0%
2011	0%	0%	0%
2012	0%	1%
2013	1%

Accident Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	—	—	—	—	—	—	0.0%	—
2003	—	—	—	—	—	—	0.0%	—
2004	—	—	—	—	—	—	0.0%	—
2005	—	—	—	—	—	—	0.0%	—
2006	—	—	—	—	—	—	0.0%	—
2007	—	—	—	—	—	—	0.0%	—
2008	—	—	—	—	—	—	0.0%	—
2009	—	—	—	—	—	—	0.0%	—
2010	153	—	—	—	61	61	40.0%	61
2011	2,470	—	—	—	988	988	40.0%	988
2012	9,471	126	5	131	4,131	4,262	45.0%	4,136
2013	24,246	189	55	245	13,071	13,316	54.9%	13,126
Total	36,340	316	60	376	18,251	18,627	51.3%	18,311

December 2013 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Property Catastrophe Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	101	2,131	4,161	4,194	4,310	4,310	4,336	4,336	4,336	4,336	4,336	4,336
2003	3,977	6,251	6,882	6,831	6,843	7,235	7,237	7,237	7,237	7,237	7,237
2004	17,379	47,475	55,350	57,786	59,259	60,040	60,489	60,852	61,286	61,324
2005	35,255	121,814	141,709	148,497	151,206	152,497	152,998	153,327	153,722
2006	710	8,912	9,671	9,829	9,903	9,917	9,917	9,917
2007	3,999	12,770	12,511	12,767	12,561	12,603	12,641
2008	15,798	26,979	30,619	32,007	33,204	33,596
2009	269	905	2,977	4,139	4,664
2010	3,798	54,580	76,523	86,082
2011	22,254	64,133	103,495
2012	26,282	65,659
2013	13,043

Reported Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	3,041	5,163	4,370	4,390	4,372	4,371	4,356	4,356	4,336	4,336	4,336	4,336
2003	6,172	7,561	7,009	6,920	6,939	7,235	7,237	7,237	7,237	7,237	7,237
2004	33,642	56,808	59,396	60,325	60,712	61,073	60,889	61,110	61,373	61,373
2005	130,142	151,004	151,495	153,665	154,739	155,285	155,383	155,317	154,028
2006	3,275	9,580	9,885	10,172	10,131	10,136	10,131	10,141
2007	17,051	15,664	13,584	13,412	12,847	12,778	12,789
2008	31,318	32,595	33,106	33,901	33,952	33,896
2009	2,557	5,613	5,246	5,281	5,051
2010	32,490	86,547	103,457	100,107
2011	89,719	123,934	124,451
2012	55,315	84,386
2013	46,205

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	9%	13%	11%	11%	11%	11%	11%	11%	11%	11%	11%	11%
2003	12%	12%	11%	11%	11%	12%	12%	12%	12%	12%	12%
2004	60%	84%	87%	89%	89%	90%	90%	90%	90%	90%
2005	180%	182%	183%	185%	187%	187%	187%	187%	186%
2006	6%	14%	15%	15%	15%	15%	15%	15%
2007	30%	22%	19%	18%	18%	18%	18%
2008	63%	49%	49%	50%	51%	51%
2009	4%	7%	6%	6%	6%
2010	31%	64%	76%	73%
2011	64%	63%	63%
2012	31%	33%
2013	19%

Treaty Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	41,284	4,336	0	4,336	(0)	4,336	10.5%	0
2003	61,251	7,237	0	7,237	(0)	7,237	11.8%	(0)
2004	68,026	61,324	49	61,373	6	61,379	90.2%	55
2005	82,969	153,722	306	154,028	72	154,100	185.7%	378
2006	67,244	9,917	223	10,141	25	10,166	15.1%	248
2007	72,659	12,641	148	12,789	12	12,800	17.6%	160
2008	66,958	33,596	299	33,896	131	34,027	50.8%	431
2009	83,062	4,664	388	5,051	255	5,306	6.4%	643
2010	136,472	86,082	14,025	100,107	5,297	105,404	77.2%	19,322
2011	198,072	103,495	20,955	124,451	9,268	133,718	67.5%	30,223
2012	252,465	65,659	18,727	84,386	8,587	92,973	36.8%	27,314
2013	239,665	13,043	33,163	46,205	51,280	97,485	40.7%	84,443
Total	1,370,128	555,715	88,284	644,000	74,933	718,932	52.5%	163,217

December 2013 Global Loss Triangles - Reinsurance Segment

Excluding large losses

U.S. dollars in thousands

Property Per Risk Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	1,994	14,146	21,254	24,533	26,202	27,034	27,241	27,550	27,573	27,588	27,587	28,446
2003	1,794	9,960	13,446	16,264	17,931	18,421	18,892	19,262	19,340	19,374	19,377
2004	949	7,461	11,995	14,439	15,598	17,294	17,210	17,405	17,442	17,490
2005	5,111	23,166	29,796	31,025	42,623	46,347	46,594	47,527	47,900
2006	3,793	17,679	23,689	27,465	29,525	29,862	29,924	29,785
2007	717	8,668	12,738	14,733	15,753	19,398	19,896
2008	3,920	10,738	12,479	14,966	15,195	15,210
2009	4,664	12,112	18,692	21,638	23,043
2010	5,835	20,289	29,650	32,846
2011	4,003	22,074	31,706
2012	5,422	31,365
2013	5,155

Reported Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	3,082	17,552	26,185	27,026	27,589	27,756	27,588	27,715	27,606	27,628	27,603	28,448
2003	6,313	14,931	17,064	19,609	19,904	19,931	20,437	19,891	19,427	19,377	19,428
2004	7,729	9,571	14,654	16,236	16,650	17,180	17,493	17,538	17,528	17,858
2005	6,675	33,802	43,645	45,360	45,571	46,163	46,136	47,257	48,255
2006	9,307	23,794	30,449	30,525	30,085	30,377	30,259	30,121
2007	3,360	23,153	24,853	23,927	23,660	20,075	20,199
2008	9,627	15,156	15,746	16,123	16,068	15,801
2009	11,574	20,126	21,982	23,031	23,360
2010	13,219	34,080	36,749	35,946
2011	16,736	38,181	41,381
2012	19,163	43,213
2013	22,853

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	17%	28%	41%	42%	43%	43%	43%	43%	43%	43%	43%	44%
2003	19%	22%	24%	28%	29%	30%	31%	30%	29%	29%	29%
2004	16%	13%	20%	22%	22%	23%	23%	23%	23%	24%
2005	15%	43%	57%	59%	59%	60%	60%	61%	63%
2006	19%	35%	45%	45%	44%	45%	44%	44%
2007	14%	57%	60%	57%	56%	48%	48%
2008	42%	46%	48%	49%	48%	48%
2009	51%	58%	62%	65%	66%
2010	39%	69%	72%	71%
2011	38%	54%	59%
2012	33%	43%
2013	31%

Treaty Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	64,253	28,446	3	28,448	6	28,454	44.3%	8
2003	66,185	19,377	51	19,428	26	19,454	29.4%	77
2004	75,094	17,490	368	17,858	184	18,043	24.0%	552
2005	77,035	47,900	355	48,255	175	48,430	62.9%	530
2006	68,059	29,785	336	30,121	123	30,245	44.4%	460
2007	41,917	19,896	303	20,199	373	20,573	49.1%	676
2008	33,169	15,210	591	15,801	358	16,159	48.7%	949
2009	35,355	23,043	317	23,360	105	23,464	66.4%	422
2010	50,890	32,846	3,099	35,946	1,609	37,555	73.8%	4,708
2011	69,634	31,706	9,675	41,381	8,625	50,006	71.8%	18,300
2012	99,745	31,365	11,848	43,213	24,492	67,705	67.9%	36,340
2013	74,752	5,155	17,697	22,853	37,626	60,479	80.9%	55,324
Total	756,089	302,219	44,645	346,863	73,703	420,566	55.6%	118,347

December 2013 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

General Casualty Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	329	3,688	7,670	10,682	13,471	15,290	16,500	17,685	18,347	18,481	18,814	18,880
2003	705	3,063	5,962	11,466	21,916	26,087	27,838	30,357	32,877	35,385	36,800
2004	648	1,088	6,331	11,850	21,718	28,466	37,451	40,561	44,091	45,848
2005	119	1,584	9,500	19,705	31,410	41,416	50,092	57,041	59,700
2006	944	6,183	20,496	34,829	43,542	51,219	56,562	63,383
2007	3	3,135	10,113	26,839	39,243	49,828	59,483
2008	29	1,468	13,077	22,515	34,675	49,334
2009	460	4,842	16,498	27,254	44,857
2010	519	24,429	45,235	61,016
2011	849	12,560	32,168
2012	842	10,435
2013	75

Reported Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	346	5,531	10,970	18,737	19,011	19,864	20,694	19,214	19,906	19,931	19,860	19,869
2003	1,588	8,176	11,853	21,884	28,983	29,495	32,262	33,460	36,363	37,525	38,890
2004	1,357	9,104	14,286	23,228	36,173	44,570	45,306	48,468	53,339	55,381
2005	2,055	11,283	23,806	34,636	44,890	51,272	55,714	63,185	63,357
2006	2,682	20,398	38,266	51,622	57,314	64,110	67,040	70,856
2007	1,033	9,706	34,826	47,229	58,048	67,933	69,384
2008	1,591	13,743	37,550	48,234	61,791	71,902
2009	1,256	20,078	37,140	55,604	60,568
2010	10,615	43,972	67,172	89,112
2011	2,869	23,007	60,018
2012	2,991	32,838
2013	2,370

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	10%	20%	33%	56%	57%	59%	62%	57%	59%	59%	59%	59%
2003	7%	10%	12%	22%	29%	29%	32%	33%	36%	37%	39%
2004	3%	8%	11%	19%	29%	36%	37%	40%	43%	45%
2005	4%	8%	15%	22%	29%	33%	36%	40%	40%
2006	6%	16%	29%	40%	44%	49%	52%	54%
2007	2%	7%	25%	33%	40%	47%	48%
2008	4%	11%	29%	37%	47%	55%
2009	2%	13%	24%	36%	39%
2010	18%	28%	37%	50%
2011	5%	12%	28%
2012	5%	21%
2013	4%

Treaty Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	33,679	18,880	989	19,869	1,235	21,104	62.7%	2,224
2003	100,615	36,800	2,090	38,890	6,366	45,256	45.0%	8,456
2004	122,706	45,848	9,533	55,381	9,006	64,387	52.5%	18,539
2005	156,614	59,700	3,657	63,357	12,486	75,843	48.4%	16,142
2006	130,459	63,383	7,473	70,856	13,566	84,422	64.7%	21,039
2007	143,414	59,483	9,901	69,384	21,296	90,680	63.2%	31,197
2008	131,842	49,334	22,568	71,902	27,014	98,916	75.0%	49,581
2009	156,837	44,857	15,711	60,568	53,979	114,548	73.0%	69,690
2010	177,141	61,016	28,095	89,112	53,709	142,821	80.6%	81,804
2011	212,486	32,168	27,850	60,018	97,652	157,669	74.2%	125,502
2012	156,564	10,435	22,403	32,838	77,863	110,701	70.7%	100,266
2013	55,601	75	2,295	2,370	36,172	38,542	69.3%	38,467
Total	1,577,960	481,979	152,566	634,545	410,343	1,044,888	66.2%	562,909

December 2013 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Professional Liability Lines Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	—	915	1,676	4,405	10,898	12,884	14,202	15,561	16,061	16,838	16,776	17,687
2003	0	191	1,274	3,207	12,429	16,125	21,385	24,308	26,798	27,514	28,948
2004	9	345	5,373	10,445	19,634	24,920	31,103	32,512	34,241	36,816
2005	8	786	6,852	22,841	35,126	43,205	48,780	51,822	57,422
2006	1	711	7,112	20,428	34,442	46,932	52,492	60,388
2007	5	1,263	11,453	41,735	69,029	100,723	122,946
2008	37	2,140	10,455	25,184	46,029	55,912
2009	17	1,675	6,595	15,484	23,175
2010	24	2,064	8,371	14,651
2011	19	610	3,943
2012	32	975
2013	69

Reported Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	—	3,594	12,221	21,012	22,717	22,060	22,297	21,292	19,469	19,553	18,660	18,524
2003	65	1,599	13,981	21,047	29,125	29,219	33,173	33,043	34,729	34,090	34,098
2004	819	7,902	20,205	33,619	36,122	35,884	42,934	41,564	41,758	40,978
2005	456	6,067	22,581	46,077	50,876	55,740	61,260	68,872	70,690
2006	71	8,619	26,873	50,886	66,537	70,039	77,882	84,750
2007	227	17,507	75,722	118,166	134,239	138,158	162,118
2008	2,684	15,190	38,738	61,121	78,988	84,521
2009	295	6,314	17,184	29,616	36,600
2010	502	5,216	13,559	24,495
2011	165	2,973	7,305
2012	394	4,737
2013	619

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	0%	9%	26%	46%	49%	48%	48%	46%	42%	42%	40%	40%
2003	0%	2%	15%	22%	29%	29%	33%	33%	35%	34%	34%
2004	2%	7%	17%	28%	30%	30%	36%	35%	35%	34%
2005	1%	3%	11%	22%	24%	27%	30%	33%	34%
2006	0%	5%	14%	26%	34%	36%	40%	43%
2007	0%	9%	36%	55%	62%	64%	75%
2008	5%	9%	21%	33%	43%	46%
2009	1%	5%	13%	22%	27%
2010	2%	5%	13%	22%
2011	1%	4%	9%
2012	2%	7%
2013	2%

Treaty Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	46,830	17,687	837	18,524	1,715	20,239	43.2%	2,552
2003	99,803	28,948	5,150	34,098	4,550	38,649	38.7%	9,701
2004	119,153	36,816	4,162	40,978	6,894	47,873	40.2%	11,057
2005	207,043	57,422	13,267	70,690	11,091	81,781	39.5%	24,358
2006	195,325	60,388	24,362	84,750	15,559	100,309	51.4%	39,920
2007	214,762	122,946	39,171	162,118	27,043	189,161	88.1%	66,214
2008	185,168	55,912	28,609	84,521	45,366	129,887	70.1%	73,975
2009	134,674	23,175	13,425	36,600	59,025	95,625	71.0%	72,450
2010	111,029	14,651	9,844	24,495	51,307	75,802	68.3%	61,151
2011	82,766	3,943	3,362	7,305	48,244	55,549	67.1%	51,606
2012	66,652	975	3,762	4,737	39,519	44,256	66.4%	43,281
2013	25,424	69	550	619	16,051	16,671	65.6%	16,601
Total	1,488,631	422,933	146,502	569,435	326,366	895,800	60.2%	472,867

December 2013 Global Loss Triangles - Reinsurance Segment

Excluding large losses

U.S. dollars in thousands

Specialty Lines Reinsurance (Gross of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	52	1,225	2,576	3,222	3,687	4,081	4,191	4,439	4,466	4,475	4,484	4,491
2003	15	886	2,373	3,294	4,452	4,656	4,602	4,660	4,728	4,800	4,831
2004	43	5,115	8,048	10,943	9,076	9,470	9,876	10,582	10,649	10,633
2005	278	3,943	9,184	7,919	10,600	12,078	12,797	12,955	13,324
2006	68	2,821	5,666	6,934	7,793	8,329	8,560	8,714
2007	279	4,098	7,242	8,936	10,047	10,686	11,036
2008	534	4,050	7,972	10,335	12,427	13,650
2009	121	2,196	4,283	6,338	6,635
2010	73	1,222	3,879	5,023
2011	2,365	10,645	21,002
2012	28,387	88,259
2013	1,123

Reported Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	270	3,065	4,472	4,580	4,963	4,700	4,691	4,629	4,623	4,609	4,587	4,591
2003	54	887	2,614	4,643	5,266	5,158	4,929	4,872	4,905	4,996	5,104
2004	134	8,197	9,085	11,931	10,545	9,696	9,826	9,694	9,641	10,939
2005	304	11,551	11,472	10,788	11,522	12,312	14,221	14,149	15,529
2006	69	6,022	7,949	8,880	9,035	9,226	9,256	9,185
2007	841	7,432	9,808	10,708	10,667	10,645	10,788
2008	1,072	9,821	12,870	11,804	12,130	15,075
2009	326	3,799	6,911	7,929	7,684
2010	237	3,781	5,245	6,636
2011	4,691	17,305	26,694
2012	31,773	95,652
2013	6,980

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	22%	28%	39%	38%	41%	39%	39%	38%	38%	38%	38%	38%
2003	2%	7%	13%	23%	26%	26%	25%	24%	24%	25%	25%
2004	1%	26%	24%	32%	28%	25%	26%	25%	25%	28%
2005	3%	33%	28%	26%	28%	30%	35%	34%	38%
2006	0%	20%	26%	29%	29%	30%	30%	30%
2007	4%	20%	25%	27%	27%	27%	28%
2008	5%	30%	38%	35%	36%	45%
2009	2%	12%	21%	24%	24%
2010	1%	10%	13%	17%
2011	10%	24%	34%
2012	29%	66%
2013	4%

Treaty Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	12,191	4,491	100	4,591	88	4,680	38.4%	188
2003	20,142	4,831	272	5,104	236	5,340	26.5%	508
2004	38,407	10,633	306	10,939	385	11,324	29.5%	691
2005	41,174	13,324	2,205	15,529	584	16,113	39.1%	2,789
2006	30,976	8,714	472	9,185	595	9,780	31.6%	1,066
2007	38,975	11,036	(247)	10,788	815	11,603	29.8%	568
2008	33,855	13,650	1,425	15,075	734	15,808	46.7%	2,159
2009	32,619	6,635	1,049	7,684	698	8,382	25.7%	1,747
2010	38,721	5,023	1,613	6,636	2,413	9,049	23.4%	4,026
2011	77,908	21,002	5,692	26,694	5,942	32,636	41.9%	11,634
2012	144,261	88,259	7,393	95,652	19,438	115,091	79.8%	26,832
2013	156,864	1,123	5,857	6,980	95,906	102,887	65.6%	101,763
Total	666,093	188,720	26,137	214,857	127,835	342,692	51.4%	153,972

December 2013 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Property Catastrophe Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	101	2,131	4,161	4,194	4,310	4,310	4,336	4,336	4,336	4,336	4,336	4,336
2003	3,977	6,251	6,882	6,831	6,843	7,235	7,237	7,237	7,237	7,237	7,237
2004	17,379	47,475	55,350	57,786	58,813	59,457	59,741	60,097	60,525	60,338
2005	35,255	99,502	106,468	111,778	113,039	112,992	113,330	113,657	113,693
2006	710	8,912	9,671	9,829	9,903	9,917	9,917	9,917
2007	3,999	12,770	12,511	12,767	12,561	12,603	12,641
2008	15,798	26,979	30,619	32,007	33,204	33,596
2009	269	905	2,977	4,139	4,664
2010	3,798	54,580	76,523	86,082
2011	22,254	64,133	103,495
2012	26,282	65,659
2013	13,043

Reported Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	3,041	5,163	4,370	4,390	4,372	4,371	4,356	4,356	4,336	4,336	4,336	4,336
2003	6,172	7,561	7,009	6,920	6,939	7,235	7,237	7,237	7,237	7,237	7,237
2004	33,642	56,808	59,396	60,325	60,267	60,490	60,141	60,355	60,613	60,387
2005	130,142	128,692	116,254	116,946	116,572	115,780	115,715	115,648	113,998
2006	3,275	9,580	9,885	10,172	10,131	10,136	10,131	10,141
2007	17,051	15,664	13,584	13,412	12,847	12,778	12,789
2008	31,318	32,595	33,106	33,901	33,952	33,896
2009	2,557	5,613	5,246	5,281	5,051
2010	32,490	86,547	103,457	100,107
2011	89,719	123,934	124,451
2012	55,315	84,386
2013	46,205

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	9%	13%	11%	11%	11%	11%	11%	11%	11%	11%	11%	11%
2003	12%	12%	11%	11%	11%	12%	12%	12%	12%	12%	12%
2004	70%	95%	99%	101%	100%	101%	100%	101%	101%	101%
2005	224%	186%	168%	169%	169%	168%	168%	168%	165%
2006	6%	14%	15%	15%	15%	15%	15%	15%
2007	31%	22%	19%	18%	18%	18%	18%
2008	64%	49%	50%	51%	51%	51%
2009	4%	7%	6%	6%	6%
2010	31%	65%	76%	73%
2011	64%	63%	63%
2012	31%	33%
2013	22%

Treaty Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	41,284	4,336	0	4,336	(0)	4,336	10.5%	0
2003	61,251	7,237	0	7,237	(0)	7,237	11.8%	(0)
2004	59,976	60,338	49	60,387	(67)	60,319	100.6%	(19)
2005	69,029	113,693	306	113,998	23	114,021	165.2%	329
2006	66,181	9,917	223	10,141	25	10,166	15.4%	248
2007	72,592	12,641	148	12,789	12	12,800	17.6%	160
2008	66,877	33,596	299	33,896	131	34,027	50.9%	431
2009	82,982	4,664	388	5,051	255	5,306	6.4%	643
2010	136,455	86,082	14,025	100,107	5,297	105,404	77.2%	19,322
2011	198,069	103,495	20,955	124,451	9,268	133,718	67.5%	30,223
2012	252,463	65,659	18,727	84,386	8,587	92,973	36.8%	27,314
2013	212,589	13,043	33,163	46,205	51,163	97,368	45.8%	84,325
Total	1,319,749	514,700	88,284	602,984	74,692	677,676	51.3%	162,976

December 2013 Global Loss Triangles - Reinsurance Segment

Excluding large losses

U.S. dollars in thousands

Property Per Risk Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	1,994	14,146	21,254	24,533	26,202	27,034	27,241	27,550	27,573	27,588	27,587	28,446
2003	1,794	9,960	13,446	16,264	17,931	18,421	18,892	19,262	19,340	19,374	19,377
2004	949	7,461	11,995	14,439	15,598	17,294	17,210	17,405	17,442	17,490
2005	5,111	23,166	29,796	31,025	42,623	46,347	46,594	47,527	47,900
2006	3,793	17,679	23,689	27,465	29,525	29,862	29,924	29,785
2007	717	8,668	12,738	14,733	15,753	19,398	19,896
2008	3,920	10,738	12,479	14,966	15,195	15,210
2009	4,664	12,112	18,692	21,638	23,043
2010	5,835	20,289	29,650	32,846
2011	4,003	22,074	31,706
2012	5,422	27,905
2013	5,155

Reported Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	3,082	17,552	26,185	27,026	27,589	27,756	27,588	27,715	27,606	27,628	27,603	28,448
2003	6,313	14,931	17,064	19,609	19,904	19,931	20,437	19,891	19,427	19,377	19,428
2004	7,729	9,571	14,654	16,236	16,650	17,180	17,493	17,538	17,528	17,858
2005	6,675	33,802	43,645	45,360	45,571	46,163	46,136	47,257	48,255
2006	9,307	23,794	30,449	30,525	30,085	30,377	30,259	30,121
2007	3,360	23,153	24,853	23,927	23,660	20,075	20,199
2008	9,627	15,156	15,746	16,123	16,068	15,801
2009	11,574	20,126	21,982	23,031	23,360
2010	13,219	34,080	36,749	35,946
2011	16,736	38,181	41,381
2012	19,163	38,439
2013	22,853

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	17%	28%	41%	42%	43%	43%	43%	43%	43%	43%	43%	44%
2003	19%	22%	24%	28%	29%	30%	31%	30%	29%	29%	29%
2004	16%	13%	20%	22%	22%	23%	23%	23%	23%	24%
2005	16%	44%	59%	61%	61%	62%	62%	63%	65%
2006	20%	35%	45%	45%	44%	45%	45%	45%
2007	14%	57%	60%	57%	56%	48%	48%
2008	44%	48%	50%	51%	50%	50%
2009	51%	58%	62%	65%	66%
2010	39%	69%	72%	71%
2011	38%	54%	59%
2012	34%	43%
2013	32%

Treaty Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	64,253	28,446	3	28,448	6	28,454	44.3%	8
2003	66,185	19,377	51	19,428	26	19,454	29.4%	77
2004	75,094	17,490	368	17,858	184	18,043	24.0%	552
2005	74,575	47,900	355	48,255	175	48,430	64.9%	530
2006	67,633	29,785	336	30,121	123	30,245	44.7%	460
2007	41,917	19,896	303	20,199	373	20,573	49.1%	676
2008	31,837	15,210	591	15,801	358	16,159	50.8%	949
2009	35,355	23,043	317	23,360	105	23,464	66.4%	422
2010	50,890	32,846	3,099	35,946	1,609	37,555	73.8%	4,708
2011	69,634	31,706	9,675	41,381	8,625	50,006	71.8%	18,300
2012	88,845	27,905	10,534	38,439	21,752	60,191	67.7%	32,286
2013	72,111	5,155	17,697	22,853	35,777	58,630	81.3%	53,475
Total	738,329	298,759	43,331	342,090	69,113	411,203	55.7%	112,444

December 2013 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

General Casualty Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	329	3,688	7,670	10,682	13,471	15,290	16,500	17,685	18,347	18,481	18,814	18,880
2003	705	3,063	5,962	11,466	21,916	26,087	27,838	30,357	32,877	35,385	36,800
2004	648	1,088	6,331	11,850	21,718	28,466	37,451	40,561	44,091	45,848
2005	119	1,584	9,500	19,705	31,410	41,416	50,092	57,041	59,700
2006	944	6,183	20,496	34,829	43,542	51,219	56,562	63,383
2007	3	3,135	10,113	26,839	39,243	49,828	59,483
2008	29	1,468	13,077	22,515	34,675	49,334
2009	460	4,842	16,498	27,254	44,857
2010	519	24,429	45,235	61,016
2011	849	12,560	32,168
2012	842	10,435
2013	75

Reported Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	346	5,531	10,970	18,737	19,011	19,864	20,694	19,214	19,906	19,931	19,860	19,869
2003	1,588	8,176	11,853	21,884	28,983	29,495	32,262	33,460	36,363	37,525	38,890
2004	1,357	9,104	14,286	23,228	36,173	44,570	45,306	48,468	53,339	55,381
2005	2,055	11,283	23,806	34,636	44,890	51,272	55,714	63,185	63,357
2006	2,682	20,398	38,266	51,622	57,314	64,110	67,040	70,856
2007	1,033	9,706	34,826	47,229	58,048	67,933	69,384
2008	1,591	13,743	37,550	48,234	61,791	71,902
2009	1,256	20,078	37,140	55,604	60,568
2010	10,615	43,972	67,172	89,112
2011	2,869	23,007	60,018
2012	2,991	32,838
2013	2,370

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	10%	20%	33%	56%	57%	59%	62%	57%	59%	59%	59%	59%
2003	7%	10%	12%	22%	29%	29%	32%	33%	36%	37%	39%
2004	3%	8%	11%	19%	29%	36%	37%	40%	43%	45%
2005	4%	8%	15%	22%	29%	33%	36%	40%	40%
2006	6%	16%	29%	40%	44%	49%	52%	54%
2007	2%	7%	25%	33%	41%	48%	48%
2008	4%	11%	29%	37%	47%	55%
2009	2%	13%	24%	36%	39%
2010	18%	28%	38%	50%
2011	5%	12%	28%
2012	5%	21%
2013	4%

Treaty Year	Earned Premium	Loss & ALAE
		Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	33,679	18,880	989	19,869	1,235	21,104	62.7%	2,224
2003	100,615	36,800	2,090	38,890	6,366	45,256	45.0%	8,456
2004	122,706	45,848	9,533	55,381	9,006	64,387	52.5%	18,539
2005	156,484	59,700	3,657	63,357	12,486	75,843	48.5%	16,142
2006	130,280	63,383	7,473	70,856	13,566	84,422	64.8%	21,039
2007	143,154	59,483	9,901	69,384	21,296	90,680	63.3%	31,197
2008	131,404	49,334	22,568	71,902	27,014	98,916	75.3%	49,581
2009	156,565	44,857	15,711	60,568	53,979	114,548	73.2%	69,690
2010	176,629	61,016	28,095	89,112	53,709	142,821	80.9%	81,804
2011	212,486	32,168	27,850	60,018	97,652	157,669	74.2%	125,502
2012	156,564	10,435	22,403	32,838	77,863	110,701	70.7%	100,266
2013	55,601	75	2,295	2,370	36,172	38,542	69.3%	38,467
Total	1,576,166	481,979	152,566	634,545	410,343	1,044,888	66.3%	562,909

December 2013 Global Loss Triangles - Reinsurance Segment

U.S. dollars in thousands

Professional Liability Lines Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	—	915	1,676	4,405	10,898	12,884	14,202	15,561	16,061	16,838	16,776	17,687
2003	0	191	1,274	3,207	12,429	16,125	21,385	24,308	26,798	27,514	28,948
2004	9	345	5,373	10,445	19,634	24,920	31,103	32,512	34,241	36,816
2005	8	786	6,852	22,841	35,126	43,205	48,780	51,822	57,422
2006	1	711	7,112	20,428	34,442	46,932	52,492	60,388
2007	5	1,263	11,453	41,735	69,029	100,723	122,946
2008	37	2,140	10,455	25,184	46,029	55,912
2009	17	1,675	6,595	15,484	23,175
2010	24	2,064	8,371	14,651
2011	19	610	3,943
2012	32	975
2013	69

Reported Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	—	3,594	12,221	21,012	22,717	22,060	22,297	21,292	19,469	19,553	18,660	18,524
2003	65	1,599	13,981	21,047	29,125	29,219	33,173	33,043	34,729	34,090	34,098
2004	819	7,902	20,205	33,619	36,122	35,884	42,934	41,564	41,758	40,978
2005	456	6,067	22,581	46,077	50,876	55,740	61,260	68,872	70,690
2006	71	8,619	26,873	50,886	66,537	70,039	77,882	84,750
2007	227	17,507	75,722	118,166	134,239	138,158	162,118
2008	2,684	15,190	38,738	61,121	78,988	84,521
2009	295	6,314	17,184	29,616	36,600
2010	502	5,216	13,559	24,495
2011	165	2,973	7,305
2012	394	4,737
2013	619

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	0%	9%	26%	46%	49%	48%	48%	46%	42%	42%	40%	40%
2003	0%	2%	15%	22%	29%	29%	33%	33%	35%	34%	34%
2004	2%	7%	17%	28%	30%	30%	36%	35%	35%	34%
2005	1%	3%	11%	22%	24%	27%	30%	33%	34%
2006	0%	5%	14%	26%	34%	36%	40%	43%
2007	0%	9%	36%	55%	62%	64%	75%
2008	5%	9%	21%	33%	43%	46%
2009	1%	5%	13%	22%	27%
2010	2%	5%	13%	22%
2011	1%	4%	9%
2012	2%	7%
2013	2%

Treaty Year	Earned	Loss & ALAE
	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	46,830	17,687	837	18,524	1,715	20,239	43.2%	2,552
2003	99,803	28,948	5,150	34,098	4,550	38,649	38.7%	9,701
2004	119,153	36,816	4,162	40,978	6,894	47,873	40.2%	11,057
2005	207,043	57,422	13,267	70,690	11,091	81,781	39.5%	24,358
2006	195,325	60,388	24,362	84,750	15,559	100,309	51.4%	39,920
2007	214,762	122,946	39,171	162,118	27,043	189,161	88.1%	66,214
2008	185,168	55,912	28,609	84,521	45,366	129,887	70.1%	73,975
2009	134,674	23,175	13,425	36,600	59,025	95,625	71.0%	72,450
2010	111,029	14,651	9,844	24,495	51,307	75,802	68.3%	61,151
2011	82,766	3,943	3,362	7,305	48,244	55,549	67.1%	51,606
2012	66,652	975	3,762	4,737	39,519	44,256	66.4%	43,281
2013	25,424	69	550	619	16,051	16,671	65.6%	16,601
Total	1,488,631	422,933	146,502	569,435	326,366	895,800	60.2%	472,867

December 2013 Global Loss Triangles - Reinsurance Segment

Excluding large losses

U.S. dollars in thousands

Specialty Lines Reinsurance (Net of Ceded Reinsurance)

Cumulative Paid Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	52	1,225	2,576	3,222	3,687	4,081	4,191	4,439	4,466	4,475	4,484	4,491
2003	15	886	2,373	3,294	4,452	4,656	4,602	4,660	4,728	4,800	4,831
2004	24	4,699	6,910	9,525	7,585	7,963	8,368	9,075	9,141	9,125
2005	265	3,772	8,768	7,471	10,158	11,573	12,292	12,450	12,699
2006	68	2,821	5,666	6,934	7,793	8,329	8,560	8,714
2007	279	4,098	7,242	8,936	10,047	10,686	11,036
2008	534	4,050	7,972	10,335	12,427	13,650
2009	121	2,196	4,283	6,338	6,635
2010	73	1,222	3,879	5,023
2011	2,365	10,645	20,438
2012	28,387	88,259
2013	1,123

Reported Loss & ALAE
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	270	3,065	4,472	4,580	4,963	4,700	4,691	4,629	4,623	4,609	4,587	4,591
2003	54	887	2,614	4,643	5,266	5,158	4,929	4,872	4,905	4,996	5,104
2004	37	7,097	7,476	10,324	9,038	8,188	8,319	8,186	8,134	9,431
2005	278	11,206	10,817	10,337	11,080	11,801	13,710	13,637	14,898
2006	69	6,022	7,949	8,880	9,035	9,226	9,256	9,185
2007	841	7,432	9,808	10,708	10,667	10,645	10,788
2008	1,072	9,821	12,870	11,804	12,130	15,075
2009	326	3,799	6,911	7,929	7,684
2010	237	3,781	5,245	6,636
2011	4,691	17,305	26,130
2012	31,773	95,652
2013	6,980

Reported Loss & ALAE Ratio to Earned Premium (excluding IBNR)
Treaty Year	Months of Development
	12	24	36	48	60	72	84	96	108	120	132	144
2002	22%	28%	39%	38%	41%	39%	39%	38%	38%	38%	38%	38%
2003	2%	7%	13%	23%	26%	26%	25%	24%	24%	25%	25%
2004	0%	29%	24%	33%	29%	26%	26%	26%	25%	30%
2005	2%	34%	28%	27%	29%	31%	36%	35%	39%
2006	0%	20%	26%	29%	29%	30%	30%	30%
2007	4%	20%	25%	27%	27%	27%	28%
2008	5%	30%	38%	35%	36%	45%
2009	2%	12%	21%	24%	24%
2010	1%	10%	14%	17%
2011	11%	25%	34%
2012	29%	67%
2013	4%

Treaty	Earned	Loss & ALAE
Year	Premium	Paid	Case O/S	Reported	IBNR	Ultimate	Ult. Ratio	Unpaid
2002	12,191	4,491	100	4,591	88	4,680	38.4%	188
2003	20,142	4,831	272	5,104	236	5,340	26.5%	508
2004	31,931	9,125	306	9,431	385	9,816	30.7%	691
2005	38,648	12,699	2,199	14,898	590	15,488	40.1%	2,789
2006	30,976	8,714	472	9,185	595	9,780	31.6%	1,066
2007	38,975	11,036	(247)	10,788	815	11,603	29.8%	568
2008	33,855	13,650	1,425	15,075	734	15,808	46.7%	2,159
2009	32,619	6,635	1,049	7,684	698	8,382	25.7%	1,747
2010	38,145	5,023	1,613	6,636	2,413	9,049	23.7%	4,026
2011	76,093	20,438	5,692	26,130	5,942	32,072	42.1%	11,634
2012	142,594	88,259	7,393	95,652	19,438	115,091	80.7%	26,832
2013	156,184	1,123	5,857	6,980	95,906	102,887	65.9%	101,763
Total	652,354	186,024	26,131	212,155	127,841	339,996	52.1%	153,972

December 2013 Global Loss Triangles - Insurance Segment

Excluding large losses on Property

U.S. dollars in thousands

Premium - Gross of ceded reinsurance
Cal/Acc Year	Property		General Casualty		Prof. Liab. Lines		Healthcare		Specialty Lines
	Written	Earned	Written	Earned	Written	Earned	Written	Earned	Written	Earned
2002	376,526	196,237	166,995	88,051	141,612	59,558	73,076	39,904	—	—
2003	554,735	483,719	305,812	257,017	301,271	237,656	95,630	76,140	—	—
2004	547,959	565,327	352,392	332,389	358,020	321,801	142,160	120,800	—	—
2005	412,879	476,481	289,364	297,511	372,460	352,174	137,074	136,577	—	—
2006	463,900	441,138	276,940	275,405	434,999	395,104	156,698	150,401	—	—
2007	391,018	423,468	252,902	264,680	452,245	431,009	153,567	147,720	—	—
2008	327,491	357,588	235,939	243,673	498,544	457,068	184,055	170,600	—	—
2009	243,193	272,873	287,085	265,068	489,872	506,027	210,422	197,314	—	—
2010	224,453	233,716	311,987	290,498	467,161	475,071	228,810	222,171	1,874	153
2011	244,636	225,599	379,295	333,193	498,288	475,741	235,559	228,445	11,278	3,124
2012	274,558	260,347	471,087	410,539	558,184	523,494	234,099	237,910	31,064	13,763
2013	305,595	288,689	626,288	540,110	588,698	568,088	219,991	233,745	64,325	33,696
Total	4,366,944	4,225,181	3,956,087	3,598,133	5,161,355	4,802,790	2,071,142	1,961,726	108,540	50,736

Loss & ALAE - Gross of ceded reinsurance
Accident Year	Property		General Casualty		Prof. Liab. Lines		Healthcare		Specialty Lines
	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported
2002	56,701	56,701	32,509	45,256	62,538	62,538	8,027	8,027	—	—
2003	221,834	222,501	58,354	58,484	27,634	50,759	23,682	24,294	—	—
2004	238,234	238,809	35,183	43,150	48,721	55,930	16,432	16,524	—	—
2005	371,504	371,875	121,513	137,571	66,526	67,575	14,205	15,803	—	—
2006	218,960	222,291	108,837	110,876	121,125	177,967	22,403	23,184	—	—
2007	214,911	223,190	30,500	37,800	97,010	129,073	41,666	44,230	—	—
2008	223,365	224,528	56,203	70,897	193,830	223,464	37,679	46,688	—	—
2009	80,185	82,359	72,065	83,552	91,771	160,122	65,611	97,231	—	—
2010	142,847	151,297	141,538	165,337	97,257	119,358	51,166	83,261	—	—
2011	167,463	186,102	66,220	160,328	147,005	195,734	58,652	100,134	—	—
2012	55,504	81,044	49,617	91,112	76,777	168,886	19,552	56,582	202	210
2013	37,145	91,583	15,162	56,177	11,317	45,848	3,334	10,764	324	420
Total	2,028,653	2,152,281	787,700	1,060,540	1,041,511	1,457,253	362,409	526,721	526	630

December 2013 Global Loss Triangles - Insurance Segment

Excluding large losses on Property

U.S. dollars in thousands

Premium - Net of ceded reinsurance
Cal/Acc Year	Property		General Casualty		Prof. Liab. Lines		Healthcare		Specialty Lines
	Written	Earned	Written	Earned	Written	Earned	Written	Earned	Written	Earned
2002	300,021	171,696	166,995	88,051	141,612	59,558	73,076	39,904	—	—
2003	383,345	356,275	260,049	233,589	287,807	232,141	93,126	75,002	—	—
2004	308,623	333,170	283,537	271,160	330,199	304,642	126,731	114,883	—	—
2005	170,895	226,828	228,477	236,587	322,937	326,766	106,857	118,565	—	—
2006	193,652	190,783	211,686	214,376	362,190	343,955	124,109	124,024	—	—
2007	176,420	180,460	173,099	192,097	346,657	350,081	120,773	117,774	—	—
2008	169,889	173,790	150,779	162,750	386,010	342,038	149,237	131,428	—	—
2009	123,011	142,872	195,581	172,403	371,663	387,530	165,738	150,183	—	—
2010	132,548	128,427	207,783	195,237	352,831	355,437	175,110	170,003	1,874	153
2011	160,551	139,897	256,741	222,493	361,559	352,026	177,464	173,748	7,974	2,470
2012	204,046	184,341	313,042	274,262	378,205	365,086	173,997	176,483	20,486	9,471
2013	201,459	198,607	407,667	355,375	409,431	393,010	165,946	173,347	42,941	24,246
Total	2,524,460	2,427,147	2,855,437	2,618,380	4,051,102	3,812,270	1,652,165	1,565,343	73,276	36,340

Loss & ALAE - Net of ceded reinsurance
Accident Year	Property		General Casualty		Prof. Liab. Lines		Healthcare		Specialty Lines
	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported
2002	49,067	49,067	32,509	45,256	62,538	62,538	8,027	8,027	—	—
2003	179,412	179,638	58,350	58,480	26,122	49,247	23,682	24,294	—	—
2004	152,736	153,117	32,156	39,808	48,681	55,890	16,421	16,514	—	—
2005	167,270	167,408	96,746	112,804	63,193	64,240	12,622	14,113	—	—
2006	98,988	101,414	72,748	74,787	103,946	159,555	16,875	17,657	—	—
2007	101,836	107,814	26,630	31,970	81,848	110,413	35,089	37,622	—	—
2008	125,558	125,946	42,103	53,002	154,778	182,616	33,650	39,607	—	—
2009	54,424	55,866	53,478	60,412	87,231	141,375	54,691	77,272	—	—
2010	92,881	98,475	89,512	105,190	93,515	111,877	49,743	76,309	—	—
2011	119,623	133,262	51,559	105,550	125,150	164,253	51,054	87,339	—	—
2012	43,658	63,487	43,462	77,426	72,702	154,392	17,840	46,588	126	131
2013	29,985	76,222	14,231	47,253	11,208	45,185	3,244	10,502	189	245
Total	1,215,437	1,311,716	613,483	811,939	930,913	1,301,583	322,938	455,843	316	376

December 2013 Global Loss Triangles - Reinsurance Segment

Excluding large losses on Property Per Risk and Specialty Lines

U.S. dollars in thousands

Premium - Gross of ceded reinsurance
Treaty Year	Property Catastrophe		Property Per Risk		General Casualty		Prof. Liab. Lines		Specialty Lines
	Written	Earned	Written	Earned	Written	Earned	Written	Earned	Written	Earned
2002	41,284	41,284	64,253	64,253	33,679	33,679	46,830	46,830	12,191	12,191
2003	61,251	61,251	66,185	66,185	100,615	100,615	99,803	99,803	20,142	20,142
2004	68,026	68,026	75,094	75,094	122,706	122,706	119,153	119,153	38,407	38,407
2005	82,969	82,969	77,035	77,035	156,614	156,614	207,043	207,043	41,174	41,174
2006	67,244	67,244	68,059	68,059	130,459	130,459	195,325	195,325	30,976	30,976
2007	72,659	72,659	41,917	41,917	143,414	143,414	214,762	214,762	38,975	38,975
2008	66,958	66,958	33,169	33,169	131,842	131,842	185,168	185,168	33,855	33,855
2009	83,062	83,062	35,355	35,355	156,837	156,837	134,674	134,674	32,619	32,619
2010	136,472	136,472	50,890	50,890	177,141	177,141	111,029	111,029	38,721	38,721
2011	198,541	198,072	69,634	69,634	212,529	212,486	82,766	82,766	77,908	77,908
2012	254,933	252,465	101,708	99,745	170,167	156,564	71,632	66,652	146,709	144,261
2013	325,339	239,665	125,679	74,752	170,040	55,601	68,245	25,424	195,005	156,864
Total	1,458,739	1,370,128	808,980	756,089	1,706,044	1,577,960	1,536,432	1,488,631	706,682	666,093

Loss & ALAE - Gross of ceded reinsurance
Treaty Year	Property Catastrophe		Property Per Risk		General Casualty		Prof. Liab. Lines		Specialty Lines
	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported
2002	4,336	4,336	28,446	28,448	18,880	19,869	17,687	18,524	4,491	4,591
2003	7,237	7,237	19,377	19,428	36,800	38,890	28,948	34,098	4,831	5,104
2004	61,324	61,373	17,490	17,858	45,848	55,381	36,816	40,978	10,633	10,939
2005	153,722	154,028	47,900	48,255	59,700	63,357	57,422	70,690	13,324	15,529
2006	9,917	10,141	29,785	30,121	63,383	70,856	60,388	84,750	8,714	9,185
2007	12,641	12,789	19,896	20,199	59,483	69,384	122,946	162,118	11,036	10,788
2008	33,596	33,896	15,210	15,801	49,334	71,902	55,912	84,521	13,650	15,075
2009	4,664	5,051	23,043	23,360	44,857	60,568	23,175	36,600	6,635	7,684
2010	86,082	100,107	32,846	35,946	61,016	89,112	14,651	24,495	5,023	6,636
2011	103,495	124,451	31,706	41,381	32,168	60,018	3,943	7,305	21,002	26,694
2012	65,659	84,386	31,365	43,213	10,435	32,838	975	4,737	88,259	95,652
2013	13,043	46,205	5,155	22,853	75	2,370	69	619	1,123	6,980
Total	555,715	644,000	302,219	346,863	481,979	634,545	422,933	569,435	188,720	214,857

December 2013 Global Loss Triangles - Reinsurance Segment

Excluding large losses on Property Per Risk and Specialty Lines

U.S. dollars in thousands

Premium - Net of ceded reinsurance
Treaty Year	Property Catastrophe		Property Per Risk		General Casualty		Prof. Liab. Lines		Specialty Lines
	Written	Earned	Written	Earned	Written	Earned	Written	Earned	Written	Earned
2002	41,284	41,284	64,253	64,253	33,679	33,679	46,830	46,830	12,191	12,191
2003	61,251	61,251	66,185	66,185	100,615	100,615	99,803	99,803	20,142	20,142
2004	59,976	59,976	75,094	75,094	122,706	122,706	119,153	119,153	31,931	31,931
2005	69,029	69,029	74,575	74,575	156,484	156,484	207,043	207,043	38,648	38,648
2006	66,181	66,181	67,633	67,633	130,280	130,280	195,325	195,325	30,976	30,976
2007	72,592	72,592	41,917	41,917	143,154	143,154	214,762	214,762	38,975	38,975
2008	66,877	66,877	31,837	31,837	131,404	131,404	185,168	185,168	33,855	33,855
2009	82,982	82,982	35,355	35,355	156,565	156,565	134,674	134,674	32,619	32,619
2010	136,455	136,455	50,890	50,890	176,629	176,629	111,029	111,029	38,145	38,145
2011	198,539	198,069	69,634	69,634	212,529	212,486	82,766	82,766	76,093	76,093
2012	254,931	252,463	90,186	88,845	170,167	156,564	71,632	66,652	144,798	142,594
2013	298,263	212,589	113,954	72,111	170,040	55,601	68,245	25,424	193,122	156,184
Total	1,408,361	1,319,749	781,514	738,329	1,704,250	1,576,166	1,536,432	1,488,631	691,496	652,354

Loss & ALAE - Net of ceded reinsurance
Treaty Year	Property Catastrophe		Property Per Risk		General Casualty		Prof. Liab. Lines		Specialty Lines
	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported	Paid	Reported
2002	4,336	4,336	28,446	28,448	18,880	19,869	17,687	18,524	4,491	4,591
2003	7,237	7,237	19,377	19,428	36,800	38,890	28,948	34,098	4,831	5,104
2004	60,338	60,387	17,490	17,858	45,848	55,381	36,816	40,978	9,125	9,431
2005	113,693	113,998	47,900	48,255	59,700	63,357	57,422	70,690	12,699	14,898
2006	9,917	10,141	29,785	30,121	63,383	70,856	60,388	84,750	8,714	9,185
2007	12,641	12,789	19,896	20,199	59,483	69,384	122,946	162,118	11,036	10,788
2008	33,596	33,896	15,210	15,801	49,334	71,902	55,912	84,521	13,650	15,075
2009	4,664	5,051	23,043	23,360	44,857	60,568	23,175	36,600	6,635	7,684
2010	86,082	100,107	32,846	35,946	61,016	89,112	14,651	24,495	5,023	6,636
2011	103,495	124,451	31,706	41,381	32,168	60,018	3,943	7,305	20,438	26,130
2012	65,659	84,386	27,905	38,439	10,435	32,838	975	4,737	88,259	95,652
2013	13,043	46,205	5,155	22,853	75	2,370	69	619	1,123	6,980
Total	514,700	602,984	298,759	342,090	481,979	634,545	422,933	569,435	186,024	212,155

IV.	SELECTED EXCERPTS FROM ALLIED WORLD’S 2013 10-K DISCLOSURE

The reserve for losses and loss expenses is comprised of two main elements: outstanding loss reserves, also known as case reserves, and reserves for IBNR. Outstanding loss reserves relate to known claims and represent management’s best estimate of the likely loss settlement. IBNR reserves relate primarily to unreported events that, based on industry information, management’s experience and actuarial evaluation, can reasonably be expected to have occurred and are reasonably likely to result in a loss to our company. IBNR reserves also relate to estimated development of reported events that based on industry information, management’s experience and actuarial evaluation, can reasonably be expected to reach our attachment point and are reasonably likely to result in a loss to our company. We also include IBNR changes in the values of claims that have been reported to us but are not yet settled. Each claim is settled individually based upon its merits and it is not unusual for a claim to take years after being reported to settle, especially if legal action is involved. As a result, reserves for losses and loss expenses include significant estimates for IBNR reserves.

The reserve for IBNR is estimated by management for each line of business based on various factors, including underwriters’ expectations about loss experience, actuarial analysis, comparisons with the results of industry benchmarks and loss experience to date. The reserve for IBNR is calculated as the ultimate amount of losses and loss expenses less cumulative paid losses and loss expenses and case reserves. Our actuaries employ generally accepted actuarial methodologies to determine estimated ultimate loss reserves.

While management believes that our case reserves and IBNR are sufficient to cover losses assumed by us, there can be no assurance that losses will not deviate from our reserves, possibly by material amounts. The methodology of estimating loss reserves is periodically reviewed to ensure that the assumptions made continue to be appropriate. To the extent actual reported losses exceed estimated losses, the carried estimate of the ultimate losses will be increased (i.e., unfavorable reserve development), and to the extent actual reported losses are less than estimated losses, the carried estimate of ultimate losses will be reduced (i.e., favorable reserve development). We record any changes in our loss reserve estimates and the related reinsurance recoverables in the periods in which they are determined. Determining whether our estimated losses are sufficient to cover all reported and non-reported claims involves a high degree of judgment. It is our practice to address unfavorable loss emergence early in our long-tail lines of business while we tend to recognize favorable loss emergence more slowly in our long-tail lines once actual loss emergence and data provides greater confidence around the adequacy of ultimate estimates.

In certain lines of business, claims are generally reported and paid within a relatively short period of time (“short-tail lines”) during and following the policy coverage period. This generally enables us to determine with greater certainty our estimate of ultimate losses and loss expenses. The estimate of reserves for our short-tail lines of business and products, including property, crop, aviation, marine, personal accident and workers compensation catastrophe relies primarily on traditional loss reserving methodologies, utilizing selected paid and reported loss development factors.

Our casualty insurance and casualty reinsurance lines of business include general liability risks, healthcare and professional liability risks. Claims may be reported or settled several years after the coverage period has terminated for these lines of business (“long-tail lines”), which increases uncertainties of our reserve estimates in such lines. In addition, our attachment points for these long-tail lines are often relatively high, making reserving for these lines of business more difficult than short-tail lines due to having to estimate whether the severity of the estimated losses will exceed our attachment point. We establish a case reserve when sufficient information is gathered to make a reasonable estimate of the liability, which often requires a significant amount of information and time. Due to the lengthy reporting pattern of these casualty lines, reliance is placed on industry benchmarks supplemented by our own experience. For expected loss ratio selections, we are giving increasing consideration to our existing experience supplemented with analysis of loss trends, rate changes and experience of peer companies.

Our reinsurance treaties are reviewed individually, based upon individual characteristics and loss experience emergence. Loss reserves on assumed reinsurance have unique features that make them more difficult to estimate than direct insurance. We establish loss reserves upon receipt of advice from a cedent that a reserve is merited. Our claims staff may establish additional loss reserves where, in their judgment, the amount reported by a cedent is potentially inadequate. The following are the most significant features that make estimating loss reserves on assumed reinsurance difficult:

•	Reinsurers have to rely upon the cedents and reinsurance intermediaries to report losses in a timely fashion.

•	Reinsurers must rely upon cedents to price the underlying business appropriately.

•	Reinsurers have less predictable loss emergence patterns than direct insurers, particularly when writing excess-of-loss reinsurance.

For excess-of-loss reinsurance, cedents generally are required to report losses that either exceed 50% of the retention, have a reasonable probability of exceeding the retention or meet serious injury reporting criteria. All reinsurance claims that are reserved are reviewed at least every six months. For quota share reinsurance treaties, cedents are required to give a periodic statement of account, generally monthly or quarterly. These periodic statements typically include information regarding written premiums, earned premiums, unearned premiums, ceding commissions, brokerage amounts, applicable taxes, paid losses and outstanding losses. They can be submitted 60 to 90 days after the close of the reporting period. Some quota share reinsurance treaties have specific language regarding earlier notice of serious claims.

Reinsurance generally has a greater time lag than direct insurance in the reporting of claims. The time lag is caused by the claim first being reported to the cedent, then the intermediary (such as a broker) and finally the reinsurer. This lag can be up to six months or longer in certain cases. There is also a time lag because the insurer may not be required to report claims to the reinsurer until certain reporting criteria are met. In some instances this could be several years while a claim is being litigated. We use reporting factors based on data from the Reinsurance Association of America to adjust for time lags. We also use historical treaty-specific reporting factors when applicable. Loss and premium information are entered into our reinsurance system by our claims department and our accounting department on a timely basis.

We record the individual case reserves sent to us by the cedents through the reinsurance intermediaries. Individual claims are reviewed by our reinsurance claims department and adjusted as deemed appropriate. The loss data received from the intermediaries is checked for reasonableness and for known events. Details of the loss listings are reviewed during routine claim audits.

The expected loss ratios that we assign to each treaty are based upon analysis and modeling performed by a team of actuaries. The historical data reviewed by the team of pricing actuaries is considered in setting the reserves for each cedent. The historical data in the submissions is matched against our carried reserves for our historical treaty years.

Loss reserves do not represent an exact calculation of liability. Rather, loss reserves are estimates of what we expect the ultimate resolution and administration of claims will cost. These estimates are based on actuarial and statistical projections and on our assessment of currently available data, as well as estimates of future trends in claims severity and frequency, judicial theories of liability and other factors. Loss reserve estimates are refined as experience develops and as claims are reported and resolved. In addition, the relatively long periods between when a loss occurs and when it may be reported to our claims department for our casualty insurance and casualty reinsurance lines of business increase the uncertainties of our reserve estimates in such lines.

We utilize a variety of standard actuarial methods in our analysis. The selections from these various methods are based on the loss development characteristics of the specific line of business. For lines of business with long reporting periods such as casualty reinsurance, we may rely more on an expected loss ratio method (as described below) until losses begin to develop. For lines of business with short reporting periods such as property insurance, we may rely more on a paid loss development method (as described below) as losses are reported relatively quickly. The actuarial methods we utilize include:

Paid Loss Development Method. We estimate ultimate losses by calculating past paid loss development factors and applying them to exposure periods with further expected paid loss development. The paid loss development method assumes that losses are paid at a consistent rate. The paid loss development method provides an objective test of reported loss projections because paid losses contain no reserve estimates. In some circumstances, paid losses for recent periods may be too varied for accurate predictions. For many coverages, especially casualty coverages, claim payments are made slowly and it may take years for claims to be fully reported and settled. These payments may be unreliable for determining future loss projections because of shifts in settlement patterns or because of large settlements in the early stages of development. Choosing an appropriate “tail factor” to determine the amount of payments from the latest development period to the ultimate development period may also require considerable judgment, especially for coverages that have long payment patterns. As we have limited payment history, we have had to supplement our paid loss development patterns with appropriate benchmarks.

Reported Loss Development Method. We estimate ultimate losses by calculating past reported loss development factors and applying them to exposure periods with further expected reported loss development. Since reported losses include payments and case reserves, changes in both of these amounts are incorporated in this method. This approach provides a larger volume of data to estimate ultimate losses than the paid loss development method. Thus, reported loss patterns may be less varied than paid loss patterns, especially for coverages that have historically been paid out over a long period of time but for which claims are reported relatively early and have case loss reserve estimates established. This method assumes that reserves have been established using consistent practices over the historical period that is reviewed. Changes in claims handling procedures, large claims or significant numbers of claims of an unusual nature may cause results to be too varied for accurate forecasting. Also, choosing an appropriate “tail factor” to determine the change in reported loss from the latest development period to the ultimate development period may require considerable judgment. As we have limited reported history, we have had to supplement our reported loss development patterns with appropriate benchmarks.

Expected Loss Ratio Method. To estimate ultimate losses under the expected loss ratio method, we multiply earned premiums by an expected loss ratio. The expected loss ratio is selected utilizing industry data, historical company data and professional judgment. This method is particularly useful for new lines of business where there are no historical losses or where past loss experience is not credible.

Bornhuetter-Ferguson Paid Loss Method. The Bornhuetter-Ferguson paid loss method is a combination of the paid loss development method and the expected loss ratio method. The amount of losses yet to be paid is based upon the expected loss ratios and the expected percentage of losses unpaid. These expected loss ratios are modified to the extent paid losses to date differ from what would have been expected to have been paid based upon the selected paid loss development pattern. This method avoids some of the distortions that could result from a large development factor being applied to a small base of paid losses to calculate ultimate losses. This method will react slowly if actual loss ratios develop differently because of major changes in rate levels, retentions or deductibles, the forms and conditions of reinsurance coverage, the types of risks covered or a variety of other changes.

B-F Method. The B-F method is similar to the Bornhuetter-Ferguson paid loss method with the exception that it uses reported losses and reported loss development factors.

During 2013, 2012 and 2011, we adjusted our reliance on actuarial methods utilized for certain casualty lines of business and loss years within each of our operating segments shifting from the expected loss ratio method to the B-F method to varying degrees depending on the class of business. For example, we would typically adjust to the B-F method from an expected loss ratio method more quickly for primary casualty compared to excess casualty. This is because we typically would have greater confidence in the ultimate losses for primary casualty earlier than excess casualty because of the differences in the loss reporting patterns. Placing greater reliance on more responsive actuarial methods for certain casualty lines of business and loss years within each of our operating segments is a natural progression as we mature as a company and gain sufficient historical experience of our own that allows us to further refine our estimate of the reserve for losses and loss expenses. We believe utilizing only the B-F method for certain older loss years will more accurately reflect the reported loss activity we have had thus far in our ultimate loss ratio selections, and will better reflect how the ultimate losses will develop over time. We will continue to utilize the expected loss ratio method for the most recent loss years until we have sufficient experience to utilize other acceptable actuarial methodologies.

We expect that the trend of placing greater reliance on more responsive actuarial methods, for example from the expected loss ratio method to the B-F method, to continue as both (1) our loss years mature and become more statistically reliable and (2) as we build databases of our internal loss development patterns. The expected loss ratio remains a key assumption as the Bornhuetter-Ferguson methods rely upon an expected loss ratio selection and a loss development pattern selection.

The key assumptions used to arrive at our best estimate of loss reserves are the expected loss ratios, rate of loss cost inflation, selection of benchmarks and reported and paid loss emergence patterns. Our reporting factors and expected loss ratios are based on a blend of our own experience and industry benchmarks for long-tailed business and primarily our own experience for short-tail business. The benchmarks selected were those that we believe are most similar to our underwriting business.

Our expected loss ratios for short-tail lines change from year to year. As our losses from short-tail lines of business are reported relatively quickly, we select our expected loss ratios for the most recent years based upon our actual loss ratios for our older years adjusted for rate changes, inflation, cost of reinsurance and average storm activity. For the short-tail lines, we initially used benchmarks for reported and paid loss emergence patterns. As we mature as a company, we have begun supplementing those benchmark patterns with our actual patterns as appropriate. For the long-tail lines, we continue to use benchmark patterns, although we update the benchmark patterns as additional information is published regarding the benchmark data.

For short-tail lines, the primary assumption that changed during both 2013 as compared to 2012 and 2012 as compared to 2011 as it relates to prior year losses was actual paid and reported loss emergence patterns were generally less severe than estimated for each year due to lower frequency and severity of reported losses. As a result of this change, we recognized net favorable prior year reserve development in both 2013 and 2012.

During the years ended December 31, 2013, 2012 and 2011, we incurred $13.5 million, $179.6 million and $292.2 million of catastrophe-related losses, respectively. In addition, during the year ended December 31, 2012, we recognized $36.0 million in drought losses on the U.S. crop reinsurance portfolio. We classify catastrophe losses as those losses that result from a major singular event or series of similar events (such as tornadoes) that are assigned a catastrophe loss number by industry data services, where our consolidated losses are expected to be at least $10 million per loss event or series of similar events and where we believe it is important to our investors’ understanding of our operations. We had a number of large losses incurred during the year ended December 31, 2013 that did not meet our criteria to be classified as a catastrophe loss.

We will continue to evaluate and monitor the development of our reported losses and the impact they have on our current and future assumptions. We believe recognition of loss reserve changes in the period they are recorded is appropriate. We do not deviate downward from the expected loss ratio method when a clear pattern of reported losses has not emerged.

The selection of the expected loss ratios for the long-tail lines is our most significant assumption. Due to the lengthy reporting pattern of long-tail lines, we supplement our own experience with industry benchmarks of expected loss ratios and reporting patterns in addition to our own experience. For our older loss years that are long-tail lines, the primary assumption that changed during both 2013 as compared to 2012 and 2012 as compared to 2011 as it relates to prior year losses was using the Bornhuetter-Ferguson loss development method for certain casualty lines of business and loss years as discussed previously. This method calculated a lower projected loss ratio based on loss emergence patterns to date. As a result of the change in the expected loss ratio, we recognized net favorable prior year reserve development in 2013, 2012 and 2011. For the year ended December 31, 2013, we recorded a decrease in losses and loss expenses of $110.5 million as a result of shifting from the expected loss ratio method to the B-F method for older loss years. Also during 2013, actual paid and reported loss emergence was more severe than estimated in our U.S. insurance segment for the 2011 and 2012 loss years. The additions to the 2011 and 2012 loss year reserves are consistent with our practice of addressing unfavorable loss emergence early.

V.	GLOSSARY

Accident year	The year in which the event occurred that triggers a claim to us. All years referred to are years ending December 31.

ALAE	Allocated loss adjustment expense, which is an estimate of the associated external expenses to be incurred in settling a claim. ALAE includes the costs of third party loss assessors and legal experts.

Assumed reinsurance	That portion of a risk that a reinsurer accepts from an insurer in return for a stated premium.

Attachment point	The loss point of which an insurance or reinsurance policy becomes operative and below which any losses are retained by either the insured or other insurers or reinsurers, as the case may be.

Case reserves	Loss reserves, established with respect to specific, individual reported claims.

Casualty lines	Insurance that is primarily concerned with losses due to injuries to persons and liability imposed on the insured for such injury or for damage to the property of others.

Catastrophe reinsurance	A form of excess-of-loss reinsurance that, subject to a specified limit, indemnifies the ceding company for the amount of loss in excess of a specified retention with respect to an accumulation of losses resulting from a catastrophic event. The actual reinsurance document is called a “catastrophe cover.” These reinsurance contracts are typically designed to cover property insurance losses but can be written to cover other types of insurance losses such as workers’ compensation policies.

Cede, cedent or ceding company	When an insurer transfers some or all of its risk to a reinsurer, it “cedes” business and is referred to as the “ceding company” or “cedent.”

Claims-made policies	A liability policy covering all claims first advised during the term of the insurance policy, regardless of when the loss itself was sustained.

Deductible	The amount of exposure an insured retains on any one risk or group of risks. The term may apply to an insurance policy, where the insured is an individual or business, or a reinsurance contract, where the insured is an insurance company. See “Retention.”

D&O side A cover	Insurance that provides liability coverage to directors and officers for non-indemnified losses arising from their negligence or malfeasance. Coverage applies only if the directors and officers are not indemnified by their company for such loss. Such coverage is provided on both an excess basis (i.e., policy attaches after all underlying policy limits are exhausted) and on a “difference-in-conditions” basis (i.e., policy drops down and attaches at a lower attachment point due to the failure or inability of the underlying policy(ies) to pay the loss).

Earned premiums	That portion of premiums written that applies to the expired portion of the policy term. Earned premiums are recognized as revenues under both statutory accounting practice and accounting principles generally accepted in the United States of America.

Employment practices liability insurance	Insurance that primarily provides liability coverage to organizations and their employees for losses arising from acts of discrimination, harassment and retaliation against current and prospective employees of the organization.

Errors and omissions	Insurance that provides liability coverage for claims arising from professional negligence or malpractice, subject to applicable exclusions, terms and conditions of the policy.

Excess or Excess layer	Insurance to cover losses in one or more layers above a certain amount with losses below that amount usually covered by the insured’s primary policy and its self-insured retention.

Excess-of-loss reinsurance	Reinsurance that indemnifies the insured against all or a specified portion of losses over a specified amount or retention.

Exclusions	Provisions in an insurance or reinsurance policy excluding certain risks or otherwise limiting the scope of coverage.

Exposure	The possibility of loss. A unit of measure of the amount of risk a company assumes.

Facultative reinsurance	The reinsurance of all or a portion of the insurance provided by a single policy. Each policy reinsured is separately negotiated.

Fiduciary liability insurance	Insurance that primarily provides liability coverage to fiduciaries of employee benefit and welfare plans for losses arising from the breach of any fiduciary duty owed to plan beneficiaries.

General casualty	Insurance that is primarily concerned with losses due to injuries to persons and liability imposed on the insured for such injury or for damage to the property of others.

Global loss triangles	A table of loss experience showing total losses for a certain period at regular valuation dates, reflecting the change in amounts as claims mature. Older periods in the table will have one more entry than the next youngest period, leading to the triangle shape of the data in the table.

Gross premiums written	Total premiums for insurance and reinsurance written during a given period.

Healthcare lines	Insurance coverage, often referred to as medical malpractice insurance, which addresses liability risks of doctors, surgeons, nurses, other healthcare professionals and the institutions (hospitals, clinics, etc.), in which they practice.

Incurred but not reported (“IBNR”) reserves	Reserves established by us for claims that have occurred but have not yet been reported to us as well as for changes in the values of claims that have been reported to us but are not yet settled.

LAE	The total of ALAE and ULAE.

Loss corridor	A mechanism contained in a reinsurance treaty that requires the cedent to be responsible for a certain amount of the ultimate net loss that is above the company’s designated retention and below the designated limit, and which would otherwise be reimbursed under the treaty. Loss corridors are employed to mitigate the volatility of reinsurance agreements.

Loss development	The difference between the original loss as initially reserved by an insurer or reinsurer and its subsequent evaluation at a later date or at the time of its closure. Loss development occurs because of inflation and time lags between the occurrence of claims and the time they are actually reported to an insurer or reinsurer. To account for these increases, a “loss development factor” or multiplier is usually applied to a claim or group of claims in an effort to more accurately project the ultimate amount that will be paid.

Loss reserves	Liabilities established by insurers and reinsurers to reflect the estimated cost of claims incurred that the insurer or reinsurer will ultimately be required to pay. Reserves are established for losses and for loss expenses, and consist of case reserves and IBNR reserves. As the term is used in this Form 10-K, “loss reserves” is meant to include reserves for both losses and for loss expenses.

Loss year	The year to which a claim is attributed based upon the terms in the underlying policy or contract. All years referred to are years ending December 31.

Losses and loss expense ratio	Derived by dividing net losses and loss expenses by net earned premiums.

Losses and loss expenses	“Losses” are an occurrence that is the basis for submission or payment of a claim. Losses may be covered, limited or excluded from coverage, depending on the terms of the insurance policy or other insurance or reinsurance contracts. “Loss expenses” are the expenses incurred by an insurance or reinsurance company in settling a loss.

Losses discovered basis	Covers losses that are discovered by the insured during the policy period and a specified period thereafter (unless replaced with similar insurance), no matter when the loss occurred and it does not matter if the insured had prior coverage.

Net limits	The amount that an insurer or reinsurer will insure or reinsure for a specified risk, a portfolio of risks or on a single insured entity, less any applicable reinsurance purchased by such insurer or reinsurer. The term also refers to the maximum amount of benefit payable for a given claim or occurrence.

Occurrence policies	A liability policy covering all claims arising from an event that takes place during the policy period, regardless of when the claim is reported to us.

Occurrence-reported policies	A liability policy covering all claims arising from an event that takes place after a date specified in the policy and the claims must be reported to the insurer during the policy period.

Paid losses	Claim amounts paid to insureds or ceding companies.

Primary insurance	Insurance that absorbs the losses immediately above the insured’s retention layer. A primary insurer will pay up to a certain dollar amount of losses over the insured’s retention, at which point a higher layer excess insurer will be liable for additional losses. The coverage terms of a primary insurance layer typically assume an element of regular loss frequency.

Professional liability	Insurance that provides liability coverage to directors and officers, attorneys, doctors, accountants and other professionals who offer services to the general public and claim expertise in a particular area greater than the ordinary layperson for their negligence or malfeasance.

Property catastrophe coverage	In reinsurance, coverage that protects the ceding company against accumulated losses in excess of a stipulated sum that arise from a catastrophic event such as an earthquake, fire or windstorm. “Catastrophe loss” generally refers to the total loss of an insurer arising out of a single catastrophic event.

Quota share reinsurance	A proportional reinsurance treaty in which the ceding company cedes an agreed-on percentage of every risk it insures that falls within a class or classes of business subject to the treaty.

Reinsurance	The practice whereby one insurer, called the reinsurer, in consideration of a premium paid to that reinsurer, agrees to indemnify another insurer, called the ceding company, for part or all of the liability of the ceding company under one or more policies or contracts of insurance that it has issued.

Report year	The year in which a claim is reported to us. All years referred to are years ending December 31.

Reserves

Liabilities established by insurers and reinsurers to reflect the estimated cost of claims incurred that the insurer or reinsurer will ultimately be required to pay. Reserves are established for losses and for loss expenses, and consist of case reserves and IBNR reserves. As the term is used in this report, “reserves” are meant to include reserves for both losses and for loss expenses.

Retention	The amount of exposure an insured retains on any one risk or group of risks. The term may apply to an insurance policy, where the insured is an individual or business, or a reinsurance contract, where the insured is an insurance company. See “Deductible.”

Short tail	Lines of business where claims are generally reported and paid within a relatively short period of time following the policy coverage period.

Surplus treaty reinsurance	Reinsurance contracts under which the ceding company agrees to cede and the reinsurer agrees to assume part of every risk that exceeds the ceding company’s predetermined retention limit. The reinsurer shares in premiums and losses in the same proportion as it shares in the total policy limits of the risk.

Swing-rated premium	Earned premiums from a “swing-rated” reinsurance contract, which is a contract that links the ultimate amount of ceded premium to the ultimate loss ratio on the reinsured business. This type of reinsurance contract enables the cedent to retain a greater portion of premium if the ultimate loss ratio develops at a level below the initial loss threshold set by the reinsurers, but requires a higher amount of ceded premium if the ultimate loss ratio develops above the initial threshold.

Treaties	Reinsurance contracts under which the ceding company agrees to cede and the reinsurer agrees to assume risks of a particular class or classes of business.

Treaty year	The year in which the contract incepts. Exposure from contracts incepting during the current treaty year will potentially affect both the current accident year as well future accident years.

ULAE	Means unallocated loss adjustment expenses, which are an assessment of the internal expenses required to settle claims.

Ultimate loss	Total of all expected settlement amounts, whether paid or reserved together with any associated loss adjustment expenses, and is the estimated total amount of loss at the measurement date. For purposes of this report, “ultimate loss” is the sum of paid losses, case reserves and IBNR.

Underwriter	An employee of an insurance or reinsurance company who examines, accepts or rejects risks and classifies accepted risks in order to charge an appropriate premium for each accepted risk. The underwriter is expected to select business that will produce an average risk of loss no greater than that anticipated for the class of business.